                                                        DATED: December 10, 1995
PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS


UNDERWRITER'S STATEMENT
PRUDENTIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

The attached Structural Term Sheet and Collateral Term Sheet (collectively, the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Prudential Securities Incorporated ("Prudential") and not by the issuer of the securities. The issuer of the securities is an affiliate of Prudential. The Computational Materials are based upon information made available to Prudential. None of Prudential, the issuer of the securities, or any of their affiliates makes any representations as to the accuracy or completeness of the information herein. The information herein, including, without limitation, the description of the collateral contained in the Collateral Term Sheet, is preliminary, and will be superseded by the information and descriptions contained in the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. These Computational Materials may not be provided to any third party other than the addressee's legal, tax, financing and/or accounting advisors for the purposes of evaluating said material.

No assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may affect dramatically such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in the Structural Term Sheet has been filed with the Securities Exchange Commission and is effective, a prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in the Structural Term Sheet for definitive terms of the securities and the collateral. A preliminary and final prospectus supplement may be obtained by contacting the Prudential Securities Trading Desk at (212) 778-2741.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Structural Term Sheet ( Structural Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the final prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. PSI and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, PSI and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers and their affiliates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995
PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS


PRELIMINARY COLLATERAL TERM SHEET

RANGE OF CUT-OFF DATE LOAN BALANCES

RANGE OF                          NUMBER     PERCENT           AGGREGATE       % AGGREGATE      WEIGHTED      WEIGHTED
CUT-OFF                               OF          BY        CUT-OFF DATE      CUT-OFF DATE       AVERAGE       AVERAGE
DATE                            MORTGAGE      NUMBER           PRINCIPAL         PRINCIPAL      MORTGAGE      MORTGAGE
BALANCES                           LOANS    OF LOANS             BALANCE           BALANCE          RATE          DSCR
----------------------------------------------------------------------------------------------------------------------
$  500,000    to:     999,999         12        14.1%          9,630,002               4.3%        8.957%         1.37
              ---
$1,000,000    to:   1,499,999         18        21.2%         23,378,802              10.5%        9.012%         1.41
              ---
$1,500,000    to:   1,999,999         10        11.8%         17,340,704               7.8%        8.927%         1.35
              ---
$2,000,000    to:   2,499,999          9        10.6%         19,756,469               8.8%        9.124%         1.35
              ---
$2,500,000    to:   2,999,999         10        11.8%         27,675,532              12.4%        9.106%         1.35
              ---
$3,000,000    to:   3,499,999          5         5.9%         16,205,886               7.2%        8.955%         1.29
              ---
$3,500,000    to:   3,999,999          6         7.1%         22,736,151              10.2%        8.686%         1.37
              ---
$4,000,000    to:   4,499,999          4         4.7%         17,203,779               7.7%        8.820%         1.33
              ---
$4,500,000    to:   4,999,999          2         2.4%          9,250,000               4.1%        8.226%         1.31
              ---
$5,000,000    to:   5,499,999          1         1.2%          5,350,000               2.4%        7.890%         1.39
              ---
$5,500,000    to:   5,999,999          1         1.2%          5,500,000               2.5%        8.050%         1.22
              ---
$6,000,000    to:   6,499,999          2         2.4%         12,558,061               5.6%        8.713%         1.46
              ---
$6,500,000    to:   6,999,999          2         2.4%         13,287,984               5.9%        8.429%         1.49
              ---
$7,000,000    to:   7,499,999          1         1.2%          7,400,000               3.3%        8.750%         1.26
              ---
$8,000,000    to:   8,499,999          2         2.4%         16,365,800               7.3%        8.590%         1.43
              ---
----------------------------------------------------------------------------------------------------------------------

TOTAL / WTD AVG. . . .

                                       85      100.0%        223,639,172             100.0%        8.799%         1.37


RANGE OF MORTGAGE LOAN INTEREST RATES

RANGE OF                          NUMBER     PERCENT           AGGREGATE      % AGGREGATE        WEIGHTED     WEIGHTED
MORTGAGE                              OF          BY        CUT-OFF DATE     CUT-OFF DATE         AVERAGE      AVERAGE
LOAN                            MORTGAGE      NUMBER           PRINCIPAL        PRINCIPAL        MORTGAGE     MORTGAGE
RATES                              LOANS    OF LOANS             BALANCE          BALANCE            RATE         DSCR
----------------------------------------------------------------------------------------------------------------------
7.750%      to:     7.999%             3         3.5%         13,450,000              6.0%          7.894%        1.37
            ---
8.000%      to:     8.249%             5         5.9%         21,401,009              9.6%          8.122%        1.44
            ---
8.250%      to:     8.499%            11        12.9%         29,547,198             13.2%          8.346%        1.37
            ---
8.500%      to:     8.749%            12        14.1%         43,995,227             19.7%          8.606%        1.39
            ---
8.750%      to:     8.999%            17        20.0%         34,162,567             15.3%          8.842%        1.31
            ---
9.000%      to:     9.249%            15        17.6%         33,444,503             15.0%          9.139%        1.39
            ---
9.250%      to:     9.499%             9        10.6%         19,386,187              8.7%          9.373%        1.34
            ---
9.500%      to:     9.749%            10        11.8%         23,043,156             10.3%          9.605%        1.28
            ---
9.750%      to:     9.999%             2         2.4%          4,061,879              1.8%          9.903%        1.53
            ---
10.000%     to:    10.249%             1         1.2%          1,147,446              0.5%         10.060%        1.36
            ---
----------------------------------------------------------------------------------------------------------------------

TOTAL / WTD AVG. . . .

                                      85       100.0%        223,639,172            100.0%          8.799%        1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

PRELIMINARY COLLATERAL TERM SHEET

RANGE OF REMAINING TERM OF AMORTIZATION (IN MONTHS)

RANGE OF              NUMBER       PERCENT          AGGREGATE          % AGGREGATE        WEIGHTED       WEIGHTED
REMAINING                 OF            BY       CUT-OFF DATE         CUT-OFF DATE         AVERAGE        AVERAGE
AMORTIZATION        MORTGAGE        NUMBER          PRINCIPAL            PRINCIPAL        MORTGAGE       MORTGAGE
(IN MONTHS)            LOANS      OF LOANS            BALANCE              BALANCE            RATE           DSCR
-----------------------------------------------------------------------------------------------------------------
168   to:   179           3           3.5%           5,031,579               2.2%           9.307%           1.35
180   to:   191           2           2.4%           6,825,000               3.1%           8.069%           1.33
192   to:   203           2           2.4%           6,040,017               2.7%           8.525%           1.31
216   to:   227           1           1.2%           3,750,000               1.7%           8.650%           1.23
228   to:   239          10          11.8%          24,857,748              11.1%           9.115%           1.36
240   to:   251           7           8.2%          15,755,500               7.0%           8.491%           1.34
252   to:   263           2           2.4%           4,458,909               2.0%           9.130%           1.33
264   to:   275           2           2.4%          10,625,559               4.8%           8.676%           1.51
288   to:   299          35          41.2%          81,806,569              36.6%           9.041%           1.37
300   to:   311          20          23.5%          57,938,290              25.9%           8.513%           1.37
420   to:   431           1           1.2%           6,550,000               2.9%           8.510%           1.44
-----------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

            279          85         100.0%         223,639,172             100.0%           8.799%           1.37


YEAR OF MATURITY RANGE

                      NUMBER       PERCENT          AGGREGATE          % AGGREGATE        WEIGHTED       WEIGHTED
RANGE                     OF            BY       CUT-OFF DATE         CUT-OFF DATE         AVERAGE        AVERAGE
YEAR                MORTGAGE        NUMBER          PRINCIPAL            PRINCIPAL        MORTGAGE       MORTGAGE
MATURITY               LOANS      OF LOANS            BALANCE              BALANCE            RATE           DSCR
-----------------------------------------------------------------------------------------------------------------
2000                      1            1.2%          4,750,000               2.1%           7.900%           1.32
2002                      7            8.2%         24,795,991              11.1%           8.140%           1.44
2003                      2            2.4%          6,222,490               2.8%           8.189%           1.24
2005                     15           17.6%         42,703,630              19.1%           8.703%           1.37
2007                     22           25.9%         35,477,243              15.9%           8.933%           1.37
2008                      1            1.2%          4,500,000               2.0%           8.570%           1.31
2010                     30           35.3%         68,495,339              30.6%           9.229%           1.36
2011                      4            4.7%         22,015,800               9.8%           8.619%           1.40
2012                      1            1.2%          4,390,017               2.0%           8.200%           1.30
2014                      1            1.2%          2,888,661               1.3%           9.550%           1.35
2015                      1            1.2%          7,400,000               3.3%           8.750%           1.26
-----------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

                         85         100.0%         223,639,172             100.0%           8.799%           1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

PRELIMINARY COLLATERAL TERM SHEET

LOAN ORIGINATION YEAR

                    NUMBER              PERCENT               AGGREGATE      % AGGREGATE         WEIGHTED      WEIGHTED
                        OF                   BY            CUT-OFF DATE     CUT-OFF DATE          AVERAGE       AVERAGE
                  MORTGAGE               NUMBER               PRINCIPAL        PRINCIPAL         MORTGAGE      MORTGAGE
YEAR                 LOANS             OF LOANS                 BALANCE          BALANCE             RATE          DSCR
-----------------------------------------------------------------------------------------------------------------------
 1993                    1                 1.2%               6,737,984             3.0%           8.350%          1.54
 1995                   84                98.8%             216,901,187            97.0%           8.812%          1.36
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

                        85               100.0%             223,639,172           100.0%           8.799%          1.37


RANGE OF LTV RATIOS

                       NUMBER           PERCENT               AGGREGATE      % AGGREGATE        WEIGHTED       WEIGHTED
RANGE                      OF                BY            CUT-OFF DATE     CUT-OFF DATE         AVERAGE        AVERAGE
OF  LTV              MORTGAGE            NUMBER               PRINCIPAL        PRINCIPAL        MORTGAGE       MORTGAGE
RATIOS                  LOANS          OF LOANS                 BALANCE          BALANCE            RATE           DSCR
-----------------------------------------------------------------------------------------------------------------------
25.0%   to:  29.9%       1                 1.2%               2,888,661             1.3%           9.550%          1.35
35.0%   to:  39.9%       1                 1.2%               1,086,299             0.5%           9.830%          1.44
40.0%   to:  44.9%       1                 1.2%               1,325,000             0.6%           8.150%          1.79
50.0%   to:  54.9%       5                 5.9%              19,056,156             8.5%           8.529%          1.44
55.0%   to:  59.9%      10                11.8%              19,974,260             8.9%           8.716%          1.48
60.0%   to:  64.9%      18                21.2%              40,283,348            18.0%           8.903%          1.34
65.0%   to:  69.9%      18                21.2%              56,639,300            25.3%           8.852%          1.38
70.0%   to:  74.9%      26                30.6%              71,365,648            31.9%           8.763%          1.33
75.0%   to:  79.9%       4                 4.7%               8,770,500             3.9%           8.733%          1.27
80.36%                   1                 1.2%               2,250,000             1.0%           8.900%          1.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

             65.9%      85               100.0%             223,639,172           100.0%           8.799%          1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

PRELIMINARY COLLATERAL TERM SHEET

RANGE OF DSCRS

                          NUMBER        PERCENT         AGGREGATE      % AGGREGATE        WEIGHTED      WEIGHTED
RANGE                         OF             BY      CUT-OFF DATE     CUT-OFF DATE         AVERAGE       AVERAGE
OF                      MORTGAGE         NUMBER         PRINCIPAL        PRINCIPAL        MORTGAGE      MORTGAGE
DSCRS                      LOANS       OF LOANS           BALANCE          BALANCE            RATE          DSCR
----------------------------------------------------------------------------------------------------------------
1.15   to:  1.19              1           1.2%          1,300,000             0.6%           8.310%         1.18
1.20   to:  1.24             10          11.8%         27,771,131            12.4%           8.931%         1.21
1.25   to:  1.29              7           8.2%         23,294,804            10.4%           8.654%         1.28
1.30   to:  1.34             21          24.7%         49,823,146            22.3%           8.860%         1.32
1.35   to:  1.39             24          28.2%         57,198,701            25.6%           8.929%         1.37
1.40   to:  1.44              9          10.6%         23,572,383            10.5%           8.657%         1.42
1.45   to:  1.49              3           3.5%          6,612,575             3.0%           9.078%         1.47
1.50   to:  1.54              4           4.7%         20,178,386             9.0%           8.446%         1.52
1.55   to:  1.59              3           3.5%         10,066,596             4.5%           8.670%         1.58
1.60   to:  1.64              1           1.2%          1,150,000             0.5%           8.900%         1.64
1.75   to:  1.79              1           1.2%          1,325,000             0.6%           8.150%         1.79
1.80   to:  1.84              1           1.2%          1,346,450             0.6%           9.150%         1.84
----------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

            1.37             85         100.0%        223,639,172           100.0%           8.799%         1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

PRELIMINARY COLLATERAL TERM SHEET

RANGE OF EFFECTIVE AGE OF PROPERTY IN YEARS

RANGE                   NUMBER          PERCENT          AGGREGATE         % AGGREGATE         WEIGHTED        WEIGHTED
OF EFFECTIVE                OF               BY       CUT-OFF DATE        CUT-OFF DATE          AVERAGE         AVERAGE
AGE OF                MORTGAGE           NUMBER          PRINCIPAL           PRINCIPAL         MORTGAGE        MORTGAGE
PROPERTY                 LOANS         OF LOANS            BALANCE             BALANCE             RATE            DSCR
-----------------------------------------------------------------------------------------------------------------------
0   to:    4                25            29.4%         76,399,441               34.2%           8.798%            1.34
5   to:    9                29            34.1%         83,880,477               37.5%           8.825%            1.37
10  to:   14                13            15.3%         27,160,217               12.1%           8.684%            1.41
15  to:   19                 4             4.7%          8,048,008                3.6%           8.991%            1.31
20  to:   24                10            11.8%         16,821,325                7.5%           8.898%            1.37
25  to:   29                 2             2.4%          1,796,619                0.8%           8.667%            1.39
30  to:   34                 2             2.4%          9,533,086                4.3%           8.582%            1.49
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

           8                85           100.0%        223,639,172              100.0%           8.799%            1.37


RANGE OF PROPERTY TYPES

                          NUMBER        PERCENT          AGGREGATE         % AGGREGATE        WEIGHTED         WEIGHTED
                              OF             BY       CUT-OFF DATE        CUT-OFF DATE         AVERAGE          AVERAGE
PROPERTY                MORTGAGE         NUMBER          PRINCIPAL           PRINCIPAL        MORTGAGE         MORTGAGE
TYPES                      LOANS       OF LOANS            BALANCE             BALANCE            RATE             DSCR
-----------------------------------------------------------------------------------------------------------------------
Commercial/Residential       1             1.2%          7,400,000               3.31%           8.750%            1.26
Congregate Care              3             3.5%         13,074,653               5.85%           8.439%            1.52
Hotel                        1             1.2%          2,975,580               1.33%           9.930%            1.56
Industrial                   3             3.5%          6,984,461               3.12%           8.331%            1.28
Light Industrial             6             7.1%         10,232,385               4.58%           9.029%            1.41
Mini Warehouse               3             3.5%          4,133,745               1.85%           9.517%            1.44
Mobile Home Park             2             2.4%          3,660,000               1.64%           8.310%            1.34
Multifamily                 22            25.9%         46,771,779              20.91%           8.531%            1.39
Nursing Home                 1             1.2%          1,497,664               0.67%           8.690%            1.51
Office                       7             8.2%         13,850,422               6.19%           8.921%            1.33
Office/Warehouse             2             2.4%          3,148,380               1.41%           9.492%            1.40
Retail                      31            36.5%         98,320,091              43.96%           8.903%            1.34
Retail/Multifamily           1             1.2%          1,446,522               0.65%           9.700%            1.24
Retail/Office                2             2.4%         10,143,489               4.54%           8.662%            1.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WTD AVG. . . .

                            85           100.0%        223,639,172              100.0%           8.799%            1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

                                                        DATED: December 10, 1995

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2
--------------------------------------------------------------------------------
INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

PRELIMINARY COLLATERAL TERM SHEET

GEOGRAPHIC RANGE

                  NUMBER          PERCENT            AGGREGATE        % AGGREGATE           WEIGHTED         WEIGHTED
                      OF               BY         CUT-OFF DATE       CUT-OFF DATE            AVERAGE          AVERAGE
                MORTGAGE           NUMBER            PRINCIPAL          PRINCIPAL           MORTGAGE         MORTGAGE
STATES             LOANS         OF LOANS              BALANCE            BALANCE               RATE             DSCR
---------------------------------------------------------------------------------------------------------------------
AK                     1             1.2%            1,673,009               0.7%             9.660%             1.40
AR                     1             1.2%            3,887,575               1.7%             9.240%             1.46
AZ                     2             2.4%            2,616,864               1.2%             8.594%             1.27
CA                    11            12.9%           37,222,173              16.6%             8.903%             1.35
CO                     3             3.5%            4,408,008               2.0%             8.442%             1.34
CT                     1             1.2%              787,315               0.4%             9.360%             1.27
DC                     2             2.4%            9,300,000               4.2%             8.803%             1.30
FL                     5             5.9%           18,679,529               8.4%             9.125%             1.30
IL                     1             1.2%            1,381,505               0.6%             9.170%             1.40
IN                     2             2.4%            3,569,020               1.6%             8.978%             1.35
KS                     1             1.2%            2,250,000               1.0%             8.900%             1.21
KY                     1             1.2%            2,789,889               1.2%             9.100%             1.34
LA                     2             2.4%            5,245,500               2.3%             8.641%             1.27
MA                     4             4.7%           19,535,844               8.7%             8.711%             1.44
MD                     2             2.4%            5,843,489               2.6%             9.233%             1.38
MI                     1             1.2%            3,912,349               1.7%             8.310%             1.30
MN                     5             5.9%            8,747,663               3.9%             9.306%             1.34
MO                     2             2.4%            3,881,401               1.7%             9.333%             1.40
MS                     1             1.2%              995,014               0.4%             8.410%             1.25
NE                     1             1.2%            2,800,000               1.3%             8.250%             1.27
NH                     1             1.2%              722,490               0.3%             9.250%             1.38
NJ                     2             2.4%            3,153,395               1.4%             9.023%             1.31
NM                     2             2.4%            3,047,446               1.4%             9.225%             1.38
NY                     5             5.9%           15,355,698               6.9%             8.813%             1.41
OH                     2             2.4%            1,496,143               0.7%             8.902%             1.44
OK                     4             4.7%            8,344,883               3.7%             8.413%             1.32
RI                     1             1.2%            4,000,000               1.8%             8.420%             1.29
TN                     2             2.4%            9,468,833               4.2%             8.661%             1.58
TX                    14            16.5%           31,400,115              14.0%             8.431%             1.38
VA                     2             2.4%            5,824,021               2.6%             8.555%             1.47
WA                     1             1.2%            1,300,000               0.6%             8.690%             1.37
---------------------------------------------------------------------------------------------------------------------
30 STATES AND THE DISTRICT OF COLUMBIA

 TOTAL / WTD AVG. . . .

                      85           100.0%          223,639,172             100.0%             8.799%             1.37


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and final prospectus supplement (the Final Prospectus ) relating to the securities referred to herein in making their investment decision. This Investor Preliminary Collateral Term Sheet ( Collateral Term Sheet ) does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated (PSI) believes to be reliable, PSI makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTICIATES, SERIES 1995-MCF2


INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE A -- COLLATERAL PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NET
LOAN                                                                   YEAR     YEAR     RENTABLE              CURRENT   MOST RECENT
   #        PROPERTY NAME                     PROPERTY TYPE            BUILT  RENOVATED   SQ. FT.  UNITS       OCCUP.     RENT ROLL
------------------------------------------------------------------------------------------------------------------------------------
   1        Star Markets - Cambridge          Retail                   1953      1988     84,323               100.00%      10/1/95
   2        Star Markets - Quincy             Retail                   1964      1995    102,764               100.00%     11/15/95
   3        3307 M Street NW                  Commercial/Residential   1991               60,010                88.50%      11/1/95
   4        Ceasar Figoni Properties          Multifamily              1965              210,390    256         98.83%     10/18/95
   5        2982 Grand Avenue                 Retail/Office            1995               36,493                96.12%      11/7/95
------------------------------------------------------------------------------------------------------------------------------------
   6        Mountain Creek Manor              Congregate Care          1986              109,463    143         95.80%      7/28/95
   7        Gottschalks - Palmdale            Retail                   1990              117,952               100.00%      9/30/95
   8        Garden Ridge                      Retail                   1995              141,284               100.00%       9/1/95
   9        Mack Park Apartments              Multifamily              1986              198,456    226         94.69%     11/28/95
  10        Park Villa Apartments             Multifamily              1969      1994    228,450    259         96.53%      11/2/95
------------------------------------------------------------------------------------------------------------------------------------
  11        Spruce Financial Center           Office                   1989               58,408               100.00%      8/31/95
  12        Gottschalks - Yuba City           Retail                   1989               86,582               100.00%      7/15/95
  13        Hydronautics Facility             Industrial               1979      1995    155,200               100.00%      9/28/95
  14        Gottschalks - Eureka              Retail                   1989               89,171               100.00%      7/15/95
  15        BJ's Wholesale Club               Retail                   1984              105,180               100.00%      11/7/95
------------------------------------------------------------------------------------------------------------------------------------
  16        Three Frank's Nursery & Crafts
              Stores                          Retail                   1971               59,647               100.00%      11/3/95
  17        Stafford Plaza Shopping Center    Retail                   1974               96,109                96.56%     10/31/95
  18        Riverdale Shopping Center         Retail                   1984      1994    148,664                99.37%      7/27/95
  19        Lafourche Plaza Shopping Ctr      Retail                   1980              142,061                89.90%      11/1/95
  20        The Bristol House Gracious
              Retirement Living               Congregate Care          1985               55,560     97         92.78%      9/30/95
------------------------------------------------------------------------------------------------------------------------------------
  21        Westwood Center II                Office/Retail            1983               54,700               100.00%      11/3/95
  22        Corona Food 4 Less                Retail                   1989               52,924               100.00%      11/1/95
  23        Kingswood Apartments              Multifamily              1983              142,200    200         97.00%      11/20/95
  24        Kash N' Karry Store # 725         Retail                   1993               49,069               100.00%      7/31/95
  25        Kash N' Karry Store # 733         Retail                   1994               48,683               100.00%      7/31/95
------------------------------------------------------------------------------------------------------------------------------------
  26        Kash N' Karry Store # 720         Retail                   1991               46,259               100.00%      7/31/95
  27        Comfort Inn                       Hotel                    1986      1994     43,100    122         64.02%     10/31/95
  28        Rialto Food-4-Less                Retail                   1989               52,748               100.00%      11/1/95
  29        Seaport Manor                     Congregate Care          1975               62,236    346         97.40%     10/31/95
  30        Food 4 Less Supermarket           Retail                   1992               50,115                99.23%      10/1/95
------------------------------------------------------------------------------------------------------------------------------------
  31        McPherron Properties              Multifamily              1963              140,372    220         94.09%      11/9/95
  32        Lost River Apartments             Multifamily              1971      1990    110,480    128         99.22%      7/14/95
  33        Leparc Apartments                 Multifamily              1972      1986     51,362     98         98.00%       8/1/95
  34        Live Oaks Center                  Light Industrial         1975      1992    100,576                95.12%     10/25/95
  35        Union Plaza Office Building       Office                   1896      1987     60,550                98.47%      11/1/95
------------------------------------------------------------------------------------------------------------------------------------
  36        Santa Monica Plaza                Retail                   1984      1994     18,792               100.00%      9/30/95
  37        Highland Square Shopping Center   Retail                   1987               43,120               100.00%      10/1/95
  38        Meadowbrook Mobile Home Park      Mobile Home Park         1974                         388         66.24%     10/30/95
  39        University Village Apartments     Multifamily              1988               90,914    108         97.22%      8/31/95
  40        Univax Building                   Office/Warehouse         1977               46,831               100.00%     11/21/95
------------------------------------------------------------------------------------------------------------------------------------
  41        Parkway Place                     Light Industrial         1990               60,719               100.00%      11/1/95
  42        Town Center                       Retail                   1992               44,920               100.00%      9/15/95
  43        Fairmount Centre                  Retail                   1973      1990     60,500                88.10%     10/26/95
  44        Mason Creek Center                Retail                   1984               50,050                94.40%      10/1/95
  45        Andover Retail                    Retail                   1960      1994     39,850               100.00%      9/30/95
------------------------------------------------------------------------------------------------------------------------------------


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN" SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION             DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTICIATES, SERIES 1995-MCF2


INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE A -- COLLATERAL PROPERTIES


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NET
LOAN                                                          YEAR     YEAR           RENTABLE                 CURRENT   MOST RECENT
   #  PROPERTY NAME                      PROPERTY TYPE        BUILT  RENOVATED         SQ. FT.     UNITS        OCCUP.     RENT ROLL
------------------------------------------------------------------------------------------------------------------------------------
  46   Candelaria Industrial             Light Industrial     1973                     67,174                   100.00%     11/6/95
  47   Westridge Office Park             Office               1988                     38,519                   100.00%     10/1/95
  48   U-Store                           Mini Warehouse       1985                     52,872       764          78.66%     11/6/95
  49   CVS Plaza                         Retail               1990                     28,000                   100.00%     10/3/95
  50   Chicago Financial Center          Office               1990                     25,865                   100.00%     11/3/95
------------------------------------------------------------------------------------------------------------------------------------
  51   Sunbelt Beverage Company          Industrial           1959        1990        143,536                   100.00%     11/1/95
  52   Bering Village Shopping Center    Retail               1982                     35,429                    95.72%    11/16/95
  53   Stonecrest Apartments             Multifamily          1971        1989         49,456       120         100.00%     7/14/95
  54   Rowland Heights Auto Center       Retail               1988                     27,309                   100.00%     11/7/95
  55   Lakewood Apartments               Multifamily          1973        1993        129,952       140          97.14%     9/22/95
------------------------------------------------------------------------------------------------------------------------------------
  56   Walden Oaks Healthcare Center     Nursing Home         1985                     21,110        60          71.67%     6/30/95
  57   Gerald Adams Properties           Multifamily          1972                    100,401       124          90.32%    10/12/95
  58   Lightning Creek Shopping
         Center & Apts                   Retail/Multifamily   1984        1990         82,419                    99.00%     8/31/95
  59   Macarthur Mills Office Park       Office               1985                     53,475                    94.61%     10/1/95
  60   Seagrass Cove Apartments          Multifamily          1988                     44,684        46         100.00%     7/31/95
------------------------------------------------------------------------------------------------------------------------------------
  61   Wickes Furniture                  Retail               1977        1987         48,790                   100.00%    10/12/95
  62   815 South Main Street             Light Industrial     1978        1994         67,678                   100.00%     6/23/95
  63   Holly Hills Apartments            Multifamily          1975        1992         98,092       100          98.00%     11/6/95
  64   Oak Creek Apartments              Multifamily          1972        1991         66,295        91          96.70%     11/1/95
  65   The Centers III                   Retail               1980                     34,948                    97.65%    10/26/95
------------------------------------------------------------------------------------------------------------------------------------
  66   Loveland Plaza Mobile Home Park   Mobile Home Park     1966        1995                      113          97.27%    10/30/95
  67   Mark VI Apartments                Multifamily          1970        1995        127,908       144          98.61%     11/3/95
  68   8435-8447 Canoga  Avenue          Light Industrial     1978        1994         64,518                   100.00%     9/30/95
  69   Ridgmar Manor Apartments          Multifamily          1969                    111,760       120          97.50%     10/4/95
  70   Wellington Apartments             Multifamily          1895        1984         59,480        58         100.00%     11/6/95
------------------------------------------------------------------------------------------------------------------------------------
  71   National Self Storage - Alb-4     Mini Warehouse       1980        1993         40,622       505          80.40%     9/25/95
  72   Doug's Storage                    Mini Warehouse       1974                    106,635     1,079          64.97%    12/31/94
  73   Abilene Village Shopping Center   Retail               1983                     29,223                   100.00%     9/27/95
  74   Stratford Manor Apartments        Multifamily          1973                     79,752        96          93.75%    10/19/95
  75   Genesis Medical Center            Office               1985                     10,200                   100.00%    11/13/95
------------------------------------------------------------------------------------------------------------------------------------
  76   Witmer Industrial Estate          Industrial           1988                     36,461                    98.74%     9/15/95
  77   April Lane Commerce Park          Office/Warehouse     1985                     58,000                    93.10%    10/31/95
  78   Windfern Industrial Park          Light Industrial     1986                     60,000                   100.00%     9/30/95
  79   Hillsborough Office Building      Office               1973                     24,139                   100.00%     11/7/95
  80   Walgreens Plaza                   Retail               1955        1994         16,986                    85.28%     10/1/95
------------------------------------------------------------------------------------------------------------------------------------
  81   Greenhouse Apartments             Multifamily          1977                     36,432        37         100.00%     9/30/95
  82   Maplewood Auto Mall               Retail               1988                     23,708                    90.55%     9/30/95
  83   Goffstown Village Apartments      Multifamily          1972                     67,009        84          98.81%     10/1/95
  84   Chestnut Square Apartments        Multifamily          1972                     91,200       104          99.04%      9/1/95
  85   Lyn Village Apartments            Multifamily          1967                     38,084        58          96.55%     10/1/95
------------------------------------------------------------------------------------------------------------------------------------


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final" prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2


INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS


TABLE B -- PROPERTY LOCATIONS AND LTVS

-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROP                                                               APPRAIS.
LOAN                                                    ERTY   CUT-OFF DATE    APPRAISED  APPRAIS.  APPRAIS.      BALLOON   BALLOON
   #  PROPERTY NAME                    PROPERTY CITY    STATE       BALANCE        VALUE      DATE       LTV      BALANCE       LTV
-----------------------------------------------------------------------------------------------------------------------------------
   1  Star Markets - Cambridge         Cambridge        MA       $8,250,000  $12,200,000  11/15/95    67.62%   $5,377,493    44.08%
   2  Star Markets - Quincy            Quincy           MA       $8,115,800  $15,600,000  11/15/95    52.02%   $5,290,020    33.91%
   3  3307 M Street NW                 Washington       DC       $7,400,000  $11,200,000   9/29/95    66.07%           $0     0.00%
   4  Ceasar Figoni Properties         East Patchogue   NY       $6,737,984  $12,450,000   7/23/93    54.12%   $5,230,738    42.01%
   5  2982 Grand Avenue                Coconut Grove    FL       $6,550,000   $9,500,000    9/5/95    68.95%   $6,076,140    63.96%
-----------------------------------------------------------------------------------------------------------------------------------
   6  Mountain Creek Manor             Chattanooga      TN       $6,493,254  $11,300,000   10/1/95    57.46%   $5,741,367    50.81%
   7  Gottschalks - Palmdale           Palmdale         CA       $6,064,807   $8,840,000   9/14/95    68.61%   $4,085,008    46.21%
   8  Garden Ridge                     Mesquite         TX       $5,500,000   $9,150,000   10/5/95    60.11%   $3,722,592    40.68%
   9  Mack Park Apartments             Denton           TX       $5,350,000   $7,300,000  10/19/95    73.29%   $4,710,593    64.53%
   10 Park Villa Apartments            Tulsa            OK       $4,750,000   $6,700,000    6/5/95    70.90%   $4,377,978    65.34%
-----------------------------------------------------------------------------------------------------------------------------------
   11 Spruce Financial Center          Riverside        CA       $4,500,000   $6,200,000  10/13/95    72.58%   $3,421,855    55.19%
   12 Gottschalks - Yuba City          Yuba City        CA       $4,462,500   $6,900,000    5/9/95    64.67%   $3,005,759    43.56%
   13 Hydronautics Facility            Oceanside        CA       $4,390,017   $7,150,000   9/28/95    61.40%           $0     0.00%
   14 Gottschalks - Eureka             Eureka           CA       $4,351,262   $6,700,000    5/8/95    64.94%   $2,910,742    43.44%
   15 BJ's Wholesale Club              Johnson          RI       $4,000,000   $5,500,000   10/1/95    72.73%   $1,402,271    25.50%
-----------------------------------------------------------------------------------------------------------------------------------
   16 Three Frank's Nursery &
        Crafts Stores                  Various          MI       $3,912,349   $5,225,000   8/22/95    74.88%   $2,727,296    52.20%
   17 Stafford Plaza Shopping Center   Houston          TX       $3,900,000   $5,350,000   10/5/95    72.90%   $2,983,371    55.76%
   18 Riverdale Shopping Center        Little Rock      AR       $3,887,575   $7,000,000   3/25/95    55.54%   $2,310,655    33.01%
   19 Lafourche Plaza Shopping Ctr     Thibodaux        LA       $3,750,000   $5,000,000   11/1/95    75.00%   $2,370,633    47.41%
   20 The Bristol House Gracious
        Retirement Living              Bristol          VA       $3,692,738   $5,100,000    9/1/95    72.41%   $3,271,518    64.15%
-----------------------------------------------------------------------------------------------------------------------------------
   21 Westwood Center II               Bethesda         MD       $3,593,489   $5,400,000   7/10/95    66.55%   $2,974,501    55.08%
   22 Corona Food 4 Less               Corona           CA       $3,421,571   $4,880,000   7/25/95    70.11%   $2,206,253    45.21%
   23 Kingswood Apartments             Denton           TX       $3,350,000   $4,835,000  10/19/95    69.29%   $2,949,624    61.01%
   24 Kash N' Karry Store # 725        Ocala            FL       $3,217,094   $4,300,000   7/31/95    74.82%   $2,194,035    51.02%
   25 Kash N' Karry Store # 733        Auburndale       FL       $3,187,168   $4,260,000   7/31/95    74.82%   $2,173,626    51.02%
-----------------------------------------------------------------------------------------------------------------------------------
   26 Kash N' Karry Store # 720        Gainesville      FL       $3,030,054   $4,050,000   7/31/95    74.82%   $2,066,475    51.02%
   27 Comfort Inn                      Kingsport        TN       $2,975,580   $4,400,000   4/27/95    67.63%   $1,358,232    30.87%
   28 Rialto Food-4-Less               Rialto           CA       $2,937,407   $4,210,000   7/25/95    69.77%   $1,922,155    45.66%
   29 Seaport Manor *                  Brooklyn         NY       $2,888,661  $11,400,000    4/1/95    25.34%           $0     0.00%
   30 Food 4 Less Supermarket          Lincoln          NE       $2,800,000   $3,735,000  10/27/95    74.97%   $1,945,155    52.08%
-----------------------------------------------------------------------------------------------------------------------------------
   31 McPherron Properties             St. Louis Area   MO       $2,795,102   $3,900,000   7/11/95    71.67%   $2,324,099    59.59%
   32 Lost River Apartments            Bowling Green    KY       $2,789,889   $3,740,000   2/28/95    74.60%   $1,522,821    40.72%
   33 Leparc Apartments                Staten Island    NY       $2,700,000   $3,600,000   6/20/95    75.00%   $2,233,446    62.04%
   34 Live Oaks Center                 Casselberry      FL       $2,695,213   $3,800,000   7/28/95    70.93%   $2,082,955    54.81%
   35 Union Plaza Office Building      Minneapolis      MN       $2,593,679   $3,500,000   7/12/95    74.11%   $1,763,353    50.38%
-----------------------------------------------------------------------------------------------------------------------------------
   36 Santa Monica Plaza               Los Angeles      CA       $2,500,000   $3,840,000   9/14/95    65.10%   $1,910,152    49.74%
   37 Highland Square Shopping Center  Minnetonka       MN       $2,395,946   $3,600,000   6/19/95    66.55%   $1,866,807    51.86%
   38 Meadowbrook Mobile Home Park     Pueblo County    CO       $2,360,000   $4,600,000   8/29/95    51.30%   $1,922,764    41.80%
   39 University Village Apartments    Kansas City      KS       $2,250,000   $2,800,000  10/10/95    80.36%   $2,013,321    71.90%
   40 Univax Building                  Rockville        MD       $2,250,000   $3,600,000    5/3/95    62.50%           $0     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
   41 Parkway Place                    Vadnais Heights  MN       $2,196,113   $3,050,000   7/21/95    72.00%   $1,698,198    55.68%
   42 Town Center                      Harrisonburg     VA       $2,131,284   $3,300,000   8/25/95    64.58%   $1,773,327    53.74%
   43 Fairmount Centre                 Geddes           NY       $2,129,889   $2,850,000   5/15/95    74.73%   $1,771,787    62.17%
   44 Mason Creek Center               Katy             TX       $2,023,194   $2,800,000   8/18/95    72.26%   $1,559,515    55.70%
   45 Andover Retail                   Danvers          MA       $2,020,044   $3,250,000   5/16/95    62.16%   $1,371,353    42.20%
-----------------------------------------------------------------------------------------------------------------------------------

* Seaport Manor shows a total original loan amount of $5.915 million but has a participation in this pool of only $2.915 million, with a computed prospectus balance of $2,888,661.26. The PSSFC 1995-C1 contained the remainder of the total loan amount.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2


INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS


TABLE B -- PROPERTY LOCATIONS AND LTVS

-----------------------------------------------------------------------------------------------------------------------------------
                                                        PROP                                                               APPRAIS.
LOAN                                                    ERTY   CUT-OFF DATE    APPRAISED  APPRAIS.  APPRAIS.      BALLOON   BALLOON
   #  PROPERTY NAME                    PROPERTY CITY    STATE       BALANCE        VALUE      DATE       LTV      BALANCE       LTV
-----------------------------------------------------------------------------------------------------------------------------------
  46  Candelaria Industrial            Albuquerque      NM       $1,900,000  $2,990,000   10/17/95    63.55%   $1,155,032    38.63%
  47  Westridge Office Park            Avon             IN       $1,900,000  $2,950,000    10/3/95    64.41%   $1,454,725    49.31%
  48  U-Store                          Washington       DC       $1,900,000  $3,050,000   10/10/95    62.30%     $823,910    27.01%
  49  CVS Plaza                        West Deptford    NJ       $1,753,395  $2,575,000    8/17/95    68.09%   $1,345,685    52.26%
  50  Chicago Financial Center         Riverside        CA       $1,700,000  $2,500,000    9/30/95    68.00%   $1,303,130    52.13%
-----------------------------------------------------------------------------------------------------------------------------------
  51  Sunbelt Beverage Company         Phoenix          AZ       $1,695,280  $2,950,000    9/19/95    57.47%           $0     0.00%
  52  Bering Village Shopping Center   Anchorage        AK       $1,673,009  $2,240,000    8/21/95    74.69%     $751,217    33.54%
  53  Stonecrest Apartments            Lafayette        IN       $1,669,020  $2,240,000     3/2/95    74.51%     $914,177    40.81%
  54  Rowland Heights Auto Center      Rowland Heights  CA       $1,650,000  $2,570,000   10/10/95    64.20%           $0     0.00%
  55  Lakewood Apartments              Norman           OK       $1,500,000  $2,195,000   10/13/95    68.34%     $969,027    44.15%
-----------------------------------------------------------------------------------------------------------------------------------
  56  Walden Oaks Healthcare Center    San Antonio      TX       $1,497,664  $2,500,000     9/1/95    59.91%     $640,438    25.62%
  57  Gerald Adams Properties          New Orleans
                                         Area           LA       $1,495,500  $1,994,000   10/19/95    75.00%     $905,788    45.43%
  58  Lightning Creek Shopping
        Center & Apts                  Oklahoma City    OK       $1,446,522  $2,190,000    6/29/95    66.05%     $986,303    45.04%
  59  Macarthur Mills Office Park      Carrollton       TX       $1,410,158  $2,400,000     7/6/95    58.76%   $1,179,246    49.14%
  60  Seagrass Cove Apartments         Pleasantville    NJ       $1,400,000  $2,100,000     4/3/95    66.67%   $1,161,655    55.32%
-----------------------------------------------------------------------------------------------------------------------------------
  61  Wickes Furniture                 Aurora           IL       $1,381,505  $1,950,000     5/1/95    70.85%     $611,759    31.37%
  62  815 South Main Street            Grapevine        TX       $1,346,450  $2,300,000    7/15/95    58.54%   $1,044,165    45.40%
  63  Holly Hills Apartments           Denton           TX       $1,325,000  $2,965,000   10/19/95    44.69%           $0     0.00%
  64  Oak Creek Apartments             Austin           TX       $1,323,792  $2,000,000    9/19/95    66.19%     $873,331    43.67%
  65  The Centers III                  Lynnwood         WA       $1,300,000  $2,050,000    9/27/95    63.41%     $992,098    48.40%
-----------------------------------------------------------------------------------------------------------------------------------
  66  Loveland Plaza Mobile Home Park  Loveland         CO       $1,300,000  $2,075,000    8/30/95    62.65%   $1,059,150    51.04%
  67  Mark VI Apartments               Houston          TX       $1,275,000  $2,200,000    8/17/95    57.95%     $979,638    44.53%
  68  8435-8447 Canoga  Avenue         Canoga Park      CA       $1,244,609  $2,475,000    7/19/95    50.29%     $778,138    31.44%
  69  Ridgmar Manor Apartments         Fort Worth       TX       $1,198,856  $1,900,000    9/19/95    63.10%     $782,496    41.18%
  70  Wellington Apartments            Leominster       MA       $1,150,000  $1,900,000    7/26/95    60.53%     $949,309    49.96%
-----------------------------------------------------------------------------------------------------------------------------------
  71  National Self Storage - Alb-4    Albuquerque      NM       $1,147,446  $1,775,000    6/28/95    64.64%     $524,656    29.56%
  72  Doug's Storage                   Florissant       MO       $1,086,299  $2,900,000     3/8/95    37.46%           $0     0.00%
  73  Abilene Village Shopping Center  Abilene          TX       $1,050,000  $1,485,000    10/4/95    70.71%     $803,927    54.14%
  74  Stratford Manor Apartments       Jackson          MS         $995,014  $1,540,000     4/3/95    64.61%     $815,921    52.98%
  75  Genesis Medical Center           Phoenix          AZ         $921,584  $1,260,000    5/19/95    73.14%     $709,472    56.31%
-----------------------------------------------------------------------------------------------------------------------------------
  76  Witmer Industrial Estate         Niagara          NY         $899,163  $1,200,000    9/13/95    74.93%     $688,063    57.34%
  77  April Lane Commerce Park         Columbus         OH         $898,380  $1,500,000    9/12/95    59.89%     $692,515    46.17%
  78  Windfern Industrial Park         Houston          TX         $850,000  $1,275,000    5/23/95    66.67%     $558,485    43.80%
  79  Hillsborough Office Building     Roseville        MN         $825,000  $1,100,000    10/6/95    75.00%     $535,145    48.65%
  80  Walgreens Plaza                  Middletown       CT         $787,315  $1,070,000    3/29/95    73.58%     $530,619    49.59%
-----------------------------------------------------------------------------------------------------------------------------------
  81  Greenhouse Apartments            Grand Junction   CO         $748,008  $1,300,000    6/20/95    57.54%     $579,097    44.55%
  82  Maplewood Auto Mall              Maplewood        MN         $736,924  $1,200,000     5/5/95    61.41%     $465,338    38.78%
  83  Goffstown Village Apartments     Goffstown/
                                         Franklin       NH         $722,490  $1,300,000    3/14/95    55.58%     $637,297    49.02%
  84  Chestnut Square Apartments       Midwest City     OK         $648,360    $945,000    4/25/95    68.61%     $542,662    57.42%
  85  Lyn Village Apartments           Reynoldsburg     OH         $597,762  $1,180,000    5/17/95    50.66%     $459,387    38.93%
----------------------------------------------------------------------------------------------------------------------------------

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

     INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

     TABLE C -- COLLATERAL DEBT SERVICE AND YTD OR TRAILING NOI

                                                                                       UNDER-   UNDER-
LOAN                                   ANN DEBT  UNDER-WRITTEN         UNDER-    WRITTEN CASH  WRITTEN
  #  PROPERTY NAME                      SERVICE          VALUE    WRITTEN NOI            FLOW     DSCR
------------------------------------------------------------------------------------------------------
 1   Star Markets - Cambridge           $803,188    $12,174,749    $1,217,475      $1,210,640     1.51
 2   Star Markets - Quincy              $790,123    $10,378,033    $1,089,693      $1,074,558     1.36
 3   3307 M Street NW                   $784,740    $10,473,763    $1,047,376      $  985,789     1.26
 4   Ceasar Figoni Properties           $660,771    $ 9,604,555    $1,016,685      $1,016,685     1.54
 5   2982 Grand Avenue                  $587,612    $ 8,738,219    $  873,822      $  848,699     1.44
------------------------------------------------------------------------------------------------------
 6   Mountain Creek Manor               $606,156    $ 9,198,052    $  965,795      $  965,795     1.59
 7   Gottschalks - Palmdale             $631,359    $ 9,080,988    $  862,693      $  832,831     1.32
 8   Garden Ridge                       $632,637    $ 7,739,828    $  773,984      $  773,984     1.22
 9   Mack Park Apartments               $490,837    $ 7,163,636    $  680,545      $  680,545     1.39
10   Park Villa Apartments              $436,166    $ 6,375,287    $  573,776      $  573,776     1.32
------------------------------------------------------------------------------------------------------
11   Spruce Financial Center            $437,373    $ 6,170,904    $  647,945      $  572,471     1.31
12   Gottschalks - Yuba City            $464,556    $ 6,883,187    $  653,903      $  631,448     1.36
13   Hydronautics Facility              $480,593    $ 5,946,225    $  624,354      $  624,354      1.3
14   Gottschalks - Eureka               $446,824    $ 6,744,641    $  640,741      $  618,716     1.38
15   BJ's Wholesale Club                $414,132    $ 5,620,548    $  533,952      $  533,952     1.29
------------------------------------------------------------------------------------------------------
16   Three Frank's Nursery &
       Crafts Stores                    $402,457    $ 5,225,000    $  550,730      $  550,730     1.37
17   Stafford Plaza Shopping Center     $385,399    $ 5,166,141    $  542,445      $  502,838      1.3
18   Riverdale Shopping Center          $409,679    $ 5,922,484    $  651,473      $  599,122     1.46
19   Lafourche Plaza Shopping Ctr       $411,616    $ 5,020,233    $  552,226      $  504,730     1.23
20   The Bristol House Gracious
       Retirement Living                $348,260    $ 5,098,849    $  535,379      $  535,379     1.54
------------------------------------------------------------------------------------------------------
21   Westwood Center II                 $360,759    $ 4,825,162    $  530,768      $  492,756     1.37
22   Corona Food 4 Less                 $325,427    $ 4,643,446    $  464,345      $  464,345     1.43
23   Kingswood Apartments               $307,346    $ 4,538,665    $  431,173      $  431,173      1.4
24   Kash N' Karry Store # 725          $340,006    $ 4,300,000    $  408,161      $  408,161      1.2
25   Kash N' Karry Store # 733          $336,843    $ 4,260,000    $  404,951      $  404,951      1.2
------------------------------------------------------------------------------------------------------
26   Kash N' Karry Store # 720          $320,238    $ 4,050,000    $  384,786      $  384,786      1.2
27   Comfort Inn                        $345,740    $ 4,537,000    $  539,140      $  539,140     1.56
28   Rialto Food-4-Less                 $287,713    $ 3,993,894    $  399,389      $  399,389     1.39
29   Seaport Manor                      $669,666    $ 9,043,740    $  904,374      $  904,374     1.35
30   Food 4 Less Supermarket            $286,294    $ 3,737,248    $  364,382      $  364,382     1.27
------------------------------------------------------------------------------------------------------
31   McPherron Properties               $285,198    $ 3,864,620    $  396,123      $  396,123     1.39
32   Lost River Apartments              $294,938    $ 3,754,553    $  394,228      $  394,228     1.34
33   Leparc Apartments                  $271,680    $ 3,577,072    $  330,879      $  330,879     1.22
34   Live Oaks Center                   $273,232    $ 3,706,768    $  407,744      $  358,100     1.31
35   Union Plaza Office Building        $275,200    $ 3,467,390    $  407,418      $  349,692     1.27
------------------------------------------------------------------------------------------------------
36   Santa Monica Plaza                 $246,236    $ 3,344,208    $  359,502      $  339,725     1.38
37   Highland Square Shopping Center    $248,628    $ 3,210,044    $  353,105      $  342,084     1.38
38   Meadowbrook Mobile Home Park       $242,373    $ 3,471,262    $  347,126      $  347,126     1.43
39   University Village Apartments      $224,737    $ 3,010,781    $  270,970      $  270,970     1.21
40   Univax Building                    $285,208    $ 3,370,950    $  438,223      $  402,805     1.41
------------------------------------------------------------------------------------------------------

LOAN                                                              YTD 95      YTD 95
  #  PROPERTY NAME                      1994 NOI     1994CF       NOI     CASH FLOW
-------------------------------------------------------------------------------------
 1   Star Markets - Cambridge
 2   Star Markets - Quincy
 3   3307 M Street NW                   $  526,366  $  526,366
 4   Ceasar Figoni Properties           $1,216,479  $1,216,479   647,427    647,427
 5   2982 Grand Avenue                                            94,976     94,976
-------------------------------------------------------------------------------------
 6   Mountain Creek Manor               $  917,238  $  917,238   418,699    418,699
 7   Gottschalks - Palmdale
 8   Garden Ridge
 9   Mack Park Apartments               $  699,785  $  641,178   734,384    698,818
10   Park Villa Apartments                                       580,518    335,511
-------------------------------------------------------------------------------------
11   Spruce Financial Center            $  655,201  $  614,288   497,475    460,363
12   Gottschalks - Yuba City
13   Hydronautics Facility
14   Gottschalks - Eureka
15   BJ's Wholesale Club
-------------------------------------------------------------------------------------
16   Three Frank's Nursery &
       Crafts Stores
17   Stafford Plaza Shopping Center     $  544,023  $  544,023   418,542    418,542
18   Riverdale Shopping Center          $  776,071  $  773,263   447,484    364,783
19   Lafourche Plaza Shopping Ctr       $  590,546  $  588,239   463,014    419,326
20   The Bristol House Gracious
       Retirement Living                $  285,339  $  284,339
-------------------------------------------------------------------------------------
21   Westwood Center II                 $  510,370  $  462,845   557,507    509,937
22   Corona Food 4 Less                 $  462,618  $  462,618   378,208    376,310
23   Kingswood Apartments               $  427,964  $  379,085   463,246    420,680
24   Kash N' Karry Store # 725
25   Kash N' Karry Store # 733
-------------------------------------------------------------------------------------
26   Kash N' Karry Store # 720
27   Comfort Inn                        $  702,533  $  702,533   498,791    498,791
28   Rialto Food-4-Less                 $  411,531  $  411,531   347,285    332,285
29   Seaport Manor                      $1,099,165  $1,099,165   581,791    581,791
30   Food 4 Less Supermarket            $  364,327  $  364,327   364,120    364,120
-------------------------------------------------------------------------------------
31   McPherron Properties               $  441,273  $  441,273   362,609    362,609
32   Lost River Apartments              $  551,628  $  551,628   405,972    405,972
33   Leparc Apartments                  $    5,602  $  (73,398)
34   Live Oaks Center                   $  419,257  $  408,495   302,092    302,092
35   Union Plaza Office Building        $  492,427  $  492,427   483,354    483,354
-------------------------------------------------------------------------------------
36   Santa Monica Plaza                 $  407,017  $  407,017   291,496    280,866
37   Highland Square Shopping Center    $  369,621  $  367,484   240,066    240,066
38   Meadowbrook Mobile Home Park       $  273,055  $  273,055   138,191    138,191
39   University Village Apartments      $  221,738  $  221,738   148,966    139,060
40   Univax Building                    $  485,683  $  387,593   377,397    286,405
-------------------------------------------------------------------------------------


* SEAPORT MANOR SHOWS A TOTAL ORIGINAL LOAN AMOUNT OF $5.915 MILLION BUT HAS A PARTICIPATION IN THIS POOL OF ONLY $2.915 MILLION, WITH A COMPUTED PROSPECTUS BALANCE OF $2,888,661.26. THE PSSFC 1995-C1 CONTAINED THE REMAINDER OF THE TOTAL LOAN AMOUNT. Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

     INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

     TABLE C -- COLLATERAL DEBT SERVICE AND YTD OR TRAILING NOI

                                                                                      UNDER-    UNDER-
LOAN                                      ANN DEBT  UNDER-WRITTEN       UNDER-  WRITTEN CASH   WRITTEN
     # PROPERTY NAME                       SERVICE          VALUE  WRITTEN NOI          FLOW      DSCR
------------------------------------------------------------------------------------------------------
    41 Parkway Place                      $222,996     $2,973,027     $341,898      $294,584      1.32
    42 Town Center                        $217,992     $2,960,018     $318,202      $293,231      1.35
    43 Fairmount Centre                   $216,661     $2,854,114     $313,953      $291,768      1.35
    44 Mason Creek Center                 $203,925     $2,798,624     $307,849      $283,838      1.39
    45 Andover Retail                     $213,661     $2,926,024     $321,863      $290,931      1.36
------------------------------------------------------------------------------------------------------
    46 Candelaria Industrial              $201,050     $2,690,924    $296,002       $279,508      1.39
    47 Westridge Office Park              $188,224     $2,593,388    $285,273       $257,986      1.37
    48 U-Store                            $205,284     $2,772,862    $305,015       $305,015      1.49
    49 CVS Plaza                          $174,577     $2,352,519    $241,133       $227,519      1.30
    50 Chicago Financial Center           $168,966     $2,377,156    $255,544       $221,469      1.31
------------------------------------------------------------------------------------------------------
    51 Sunbelt Beverage Company           $200,289     $2,475,790    $247,579       $240,379      1.20
    52 Bering Village Shopping Center     $190,029     $2,589,717    $297,817       $266,796      1.40
    53 Stonecrest Apartments              $177,503     $2,235,050    $234,679       $234,679      1.32
    54 Rowland Heights Auto Center        $199,633     $2,396,466    $275,594       $263,778      1.32
    55 Lakewood Apartments                $143,367     $2,017,688    $201,769       $201,769      1.41
------------------------------------------------------------------------------------------------------
    56 Walden Oaks Healthcare Center      $158,379     $2,169,174    $238,609       $238,609      1.51
    57 Gerald Adams Properties            $157,105     $2,045,065    $214,732       $214,732      1.37
    58 Lightning Creek Shopping Center
       & Apts                             $154,449     $2,003,597    $214,385       $191,600      1.24
    59 Macarthur Mills Office Park        $146,235     $2,138,903    $235,279       $194,724      1.33
    60 Seagrass Cove Apartments           $143,760     $1,856,842    $189,397       $189,397      1.32
------------------------------------------------------------------------------------------------------
    61 Wickes Furniture                   $152,996     $1,900,725    $228,087       $214,939      1.40
    62 815 South Main Street              $137,618     $2,254,873    $264,948       $253,295      1.84
    63 Holly Hills Apartments             $153,329     $2,821,855    $275,131       $275,131      1.79
    64 Oak Creek Apartments               $132,020     $1,771,582    $168,300       $168,300      1.27
    65 The Centers III                    $127,619     $1,745,334    $200,713       $175,443      1.37
------------------------------------------------------------------------------------------------------
    66 Loveland Plaza Mobile Home Park    $133,510     $1,578,993    $157,899       $157,899      1.18
    67 Mark VI Apartments                 $127,560     $1,702,823    $170,282       $170,282      1.33
    68 8435-8447 Canoga  Avenue           $138,646     $1,856,971    $204,266       $188,734      1.36
    69 Ridgmar Manor Apartments           $116,925     $1,606,306    $152,599       $152,599      1.31
    70 Wellington Apartments              $114,866     $1,796,931    $188,678       $188,678      1.64
------------------------------------------------------------------------------------------------------
    71 National Self Storage - Alb-4      $133,955     $1,654,325    $181,976       $181,976      1.36
    72 Doug's Storage                     $140,478     $1,837,417    $202,116       $202,116      1.44
    73 Abilene Village Shopping Center    $104,018     $1,432,916    $164,785       $137,927      1.33
    74 Stratford Manor Apartments          $95,901     $1,355,028    $125,340       $125,340      1.31
    75 Genesis Medical Center              $92,089     $1,366,057    $136,606       $127,730      1.39
------------------------------------------------------------------------------------------------------
    76 Witmer Industrial Estate            $88,791     $1,266,394    $132,971       $118,162      1.33
    77 April Lane Commerce Park            $90,411     $1,339,853    $140,685       $122,917      1.36
    78 Windfern Industrial Park            $84,136     $1,220,404    $134,244       $115,352      1.37
    79 Hillsborough Office Building        $79,517     $1,258,587    $138,445       $118,526      1.49
    80 Walgreens Plaza                     $81,906     $1,059,062    $105,906       $104,352      1.27
------------------------------------------------------------------------------------------------------
    81 Greenhouse Apartments               $76,083     $1,019,732    $101,973       $101,973      1.34
    82 Maplewood Auto Mall                 $83,762     $1,130,305    $124,334       $114,081      1.36
    83 Goffstown Village Apartments        $74,505       $979,822    $102,881       $102,881      1.38
    84 Chestnut Square Apartments          $67,607       $885,416     $92,969        $92,969      1.38
    85 Lyn Village Apartments              $59,439       $882,392     $92,651        $92,651      1.56
------------------------------------------------------------------------------------------------------

LOAN                                                             YTD 95     YTD 95
     # PROPERTY NAME                     1994 NOI      1994CF       NOI  CASH FLOW
------------------------------------------------------------------------------------
    41 Parkway Place                     $339,424    $339,424    94,914     94,914
    42 Town Center                       $206,723    $206,723   334,196    334,196
    43 Fairmount Centre                  $348,420    $345,262   244,721    233,244
    44 Mason Creek Center                $351,532    $351,532   144,224    102,228
    45 Andover Retail                     $59,047     $25,283   127,149    127,149
------------------------------------------------------------------------------------
    46 Candelaria Industrial             $324,740    $312,117   336,305    326,435
    47 Westridge Office Park             $326,651    $326,651   208,832    170,832
    48 U-Store                           $272,882    $272,882   257,318    257,318
    49 CVS Plaza                         $220,025    $191,906   282,216    258,242
    50 Chicago Financial Center          $371,545    $350,220   234,681    165,671
------------------------------------------------------------------------------------
    51 Sunbelt Beverage Company
    52 Bering Village Shopping Center    $341,815    $321,299   221,082    202,168
    53 Stonecrest Apartments             $369,919    $369,919   205,127    205,127
    54 Rowland Heights Auto Center       $289,272    $289,272   245,553    245,553
    55 Lakewood Apartments               $270,283    $197,157   258,054    232,442
------------------------------------------------------------------------------------
    56 Walden Oaks Healthcare Center     $223,216    $223,216   114,966    114,966
    57 Gerald Adams Properties           $194,705    $184,096   119,483    119,483
    58 Lightning Creek Shopping Center
       & Apts                            $269,666    $258,025   182,894    109,901
    59 Macarthur Mills Office Park       $262,453    $257,008   193,073    184,171
    60 Seagrass Cove Apartments                                  66,928     66,928
------------------------------------------------------------------------------------
    61 Wickes Furniture                  $206,712    $206,712   155,034    155,034
    62 815 South Main Street             $165,452    $165,452    71,636     71,636
    63 Holly Hills Apartments            $280,198    $197,665   298,049    224,361
    64 Oak Creek Apartments              $153,379    $127,538   233,772    231,607
    65 The Centers III                   $226,299    $224,503   159,114    154,884
------------------------------------------------------------------------------------
    66 Loveland Plaza Mobile Home Park   $169,600    $169,600    85,454     85,454
    67 Mark VI Apartments                $260,683    $241,317   140,358    121,714
    68 8435-8447 Canoga  Avenue          $190,340    $130,954   183,805    146,922
    69 Ridgmar Manor Apartments          $150,411    $150,411   187,885    187,885
    70 Wellington Apartments             $203,713    $197,463   160,621    119,370
------------------------------------------------------------------------------------
    71 National Self Storage - Alb-4     $191,843    $191,843   129,236    129,236
    72 Doug's Storage                    $230,452    $230,452   145,437    145,437
    73 Abilene Village Shopping Center   $179,109    $179,109   176,329    176,329
    74 Stratford Manor Apartments        $121,122    $121,122   142,809    101,997
    75 Genesis Medical Center            $110,607    $110,607
------------------------------------------------------------------------------------
    76 Witmer Industrial Estate          $138,040    $138,040   135,570    135,570
    77 April Lane Commerce Park          $137,683    $133,761   111,596    111,596
    78 Windfern Industrial Park          $137,068    $130,518   113,313    102,727
    79 Hillsborough Office Building                             141,612    131,714
    80 Walgreens Plaza
------------------------------------------------------------------------------------
    81 Greenhouse Apartments             $120,615    $120,615    69,588     61,703
    82 Maplewood Auto Mall               $110,138    $109,018    60,090     60,090
    83 Goffstown Village Apartments      $151,695    $136,613   103,228     33,376
    84 Chestnut Square Apartments         $89,645     $89,645    51,731     30,238
    85 Lyn Village Apartments             $79,677     $79,677    66,853     66,853
------------------------------------------------------------------------------------


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2


       INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

       TABLE C -- COLLATERAL DEBT SERVICE AND YTD OR TRAILING NOI

                                   YTD 95                    Adjust 95
Loan   Annual. YTD   Annual. YTD      NOI   Adjusted Ann      Annual'd
   #           NOI            CF     Mths        YTD NOI     Cash Flow   Financial Comments
------------------------------------------------------------------------------------------------------------------------------------
   1                                                                     Star Markets lease represents 90% of total rent.  Property was recently acquired from owner/occupant.  Therefore, no
                                                                         historical financial statements are available.
   2                                                                     Star Markets rent is 82% of total.  Recently acquired from owner occupant.  No hist F/S available. Star Markets is
                                                                         obligated under a 25 year bond lease for entire property.
                                                                         Osco Drugs subleases 18,104 SF until 9/30/2004.
   3                                                                     Mixed use office, retail, and residential; 1995 leases to
                                                                         Georgetown U. and Mattress Discount account for dramatic CF increase over 1994.
   4    $1,294,854    $1,294,854        6     $1,294,854    $1,294,854
   5    $1,139,712    $1,139,712        1     $1,139,712    $1,139,712   Occupancy was stabilized at 99% with $385,000 escrow
                                                                         reserve for new tenant. Actual physical occupancy 90%.
                                                                         Signed lease in place for vacant space, move in Jan 1,
                                                                         1996.
------------------------------------------------------------------------------------------------------------------------------------
   6    $1,004,878    $1,004,878        5     $1,004,877    $1,004,878
   7                                                                     Property is owner occupied.
   8                                                                     Single tenant. Newly constructed, commenced occupancy
                                                                         9/1/95.
   9      $734,384      $698,818       12       $734,384      $698,818
  10      $580,518      $335,511       12       $580,518      $335,511   YTD cash flow reflects capital improvements.
------------------------------------------------------------------------------------------------------------------------------------
  11      $746,213      $690,545        8       $746,213      $690,545   Grubb & Ellis will vacate 11.82% on 12/31/95.  Homan and
                                                                         Lobb will absorb 6.39%.
  12                                                                     Property is owner occupied.
  13                                                                     NNN leased, guaranteed by Nitto Denko (rated Baa by
                                                                         Moodys). Leased commercial 9/1/95, so no recent historical financials.
  14                                                                     Property is owner occupied.
  15                                                                     NNN Leased.  Occupied by BJ's Wholesale Club.  Lease
                                                                         guaranteed by TJX Corp (S&P "BBB" credit.) Appraiser and
                                                                         ULLICO estimate market rents at $2/SF higher than in place rent.
------------------------------------------------------------------------------------------------------------------------------------
  16                                                                     Owner occupied.  Midland deviated from normal procedures
                                                                         and relied on third party appraisals for value.
  17      $502,250      $502,250       10       $534,233      $534,434   NOI & CF incr'd after adjust. for taxes ($10,210), insur.
                                                                         ($3,185), rep. & maint. ($3,832), & common area maint.
                                                                         ($14,756) expenses that had been annualized.
  18      $671,226      $547,175        8       $695,506      $612,805   NOI & CF incr'd after a $24,280 adjust. for annualized
                                                                         taxes. CF also incr'd after $41,351 adjust. for 1-time loan fees that had been annualized.
  19      $617,352      $559,101        9       $617,352      $559,101
  20                                                                     Property purchased at foreclosure sale.  1994 financials
                                                                         from previous borrower.  Underwritten at stabilized
                                                                         projections.  Borrower guarantee of loan until stabilized
                                                                         NOI achieved. Crossed with 940902237 for combined DSCR of
                                                                         1.11.
------------------------------------------------------------------------------------------------------------------------------------
  21      $557,507      $509,937       12       $557,507      $509,937
  22      $504,277      $501,747        9       $504,277      $501,747
  23      $463,246      $420,680       12       $463,246      $420,680
  24                                                                     Single tenant property recently acquired by borrower from
                                                                         tenant, therefore no historical financial statements are
                                                                         available.
  25                                                                     Single tenant  property recently acquired by borrower from tenants therefore no historical financial statements are
                                                                         available.
------------------------------------------------------------------------------------------------------------------------------------
  26                                                                     Single tenant property recently acquired by borrower from
                                                                         tenant, therefore no historical financial statements are
                                                                         available.
  27      $598,549      $598,549       10       $598,549      $598,549
  28      $463,047      $443,047        9       $463,047      $443,047
  29    $1,163,582    $1,163,582        6     $1,163,582    $1,163,582   Note this is a $5,915,000 loan with $3,000,000
                                                                         participation in Pool #1 and $2,915,000 in Pool #2.
  30      $364,120      $364,120       12       $364,120      $364,120
------------------------------------------------------------------------------------------------------------------------------------
  31      $435,131      $435,131       10       $435,131      $435,131
  32      $541,296      $541,296        9       $541,296      $541,296
  33                                                                     Property was in lease up during 1994.  Was 20% occupied,
                                                                         now 96% occupied.
  34      $402,789      $402,789        9       $402,789      $402,789
  35      $483,354      $483,354       12       $483,354      $483,354
------------------------------------------------------------------------------------------------------------------------------------
  36      $388,661      $374,488        9       $388,661      $374,488
  37      $360,099      $360,099        8       $360,099      $360,099
  38      $276,383      $276,383        6       $276,383      $276,383   Borrower restructured rents 8/1/95 with no loss in tenancy.
  39      $297,932      $278,120        6       $297,932      $278,120   All excess cash flow went to the lender for the property
                                                                         and was accounted for as an expense. CF incr'd after a
                                                                         $279,210 adjust. for 1-time cap ex. No change to NOI.
  40      $566,096      $429,608        8       $566,096      $429,608   NNN leased to Univax to 12/31/2003.  Univax has $77/SF
                                                                         invested in T.I.'s.
------------------------------------------------------------------------------------------------------------------------------------

* Seaport Manor shows a total original loan amount of $5.915 million but has a participation in this pool of only $2.915 million, with a computed prospectus balance of $2,888,661.26. The PSSFC 1995-C1 contained the remainder of the total loan amount. Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                      PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

      INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

      TABLE C -- COLLATERAL DEBT SERVICE AND YTD OR TRAILING NOI

------------------------------------------------------------------------------------------------------------------------------------
                                YTD 95                ADJUST 95
LOAN  ANNUAL. YTD  ANNUAL. YTD     NOI  ADJUSTED ANN   ANNUAL'D  FINANCIAL COMMENTS
   #          NOI           CF    MTHS       YTD NOI  CASH FLOW
------------------------------------------------------------------------------------------------------------------------------------
  41     $379,656     $379,656       3      $379,656   $379,656
  42     $334,196     $334,196      12      $334,196   $334,196
  43     $326,295     $310,992       9      $326,295   $310,992  Holdback of $77,500 until the property generates gross income of
                                                                 $29,772/month for 6 months at a rental rate of at least $5.80/SF.
  44     $346,138     $245,347       5      $346,138   $304,142  Annualized YTD cash flow reflects capital expenditures and attorneys fees of $41,996 in first 5 months. CF incr'd after
                                                                 $21,356 adjust. for 1-time cap ex & $37,439 adjust. for 1-time legal fees that had been annualized. No change to NOI.
------------------------------------------------------------------------------------------------------------------------------------
  45     $254,298     $254,298       6      $254,298   $254,298  Limited historical data as the property was purchased mid 94 and rehabbed with occupancy going from 26% to 100% since acquisition.
  46     $336,305     $326,435      12      $336,305   $326,435
  47     $278,443     $227,776       9      $288,942   $288,942  NOI & CF incr'd after $10,500 adjust. for software costs incurred for conversion to a new accounting system. CF incr'd further after
                                                                 $50,667 adjust. for 1-time loan costs.
  48     $308,782     $308,782      10      $308,782   $308,782
  49     $338,659     $309,890      10      $338,659   $309,890
  50     $352,022     $248,507       8      $352,022   $331,342
------------------------------------------------------------------------------------------------------------------------------------
  51                                                             NNN leased to 8th largest distributor of wines and spirits in the
                                                                 U.S. No current or historical financials available in files. MCF stabilized Occ at 95% due to substantially below market rent.
                                                                 Appraisal also estimated occupancy at 95%.
  52     $331,623     $303,252       8      $331,623   $323,381
  53     $410,254     $410,254       6      $410,254   $410,254
  54     $327,404     $327,404       9      $327,404   $327,404
  55     $258,054     $232,442      12      $258,054   $232,442  CF incr'd after $31,615 adjust. for 1-time cap ex (including new vinyl siding in '93 & '94) that had been annualized.
------------------------------------------------------------------------------------------------------------------------------------
  56     $275,918     $275,918       5      $275,918   $275,918  Crossed with 940902237 for combined DSCR of 1.11.
  57     $238,966     $238,966       6      $238,966   $238,966  Some units out of service in 1994 due to repairs.
  58     $274,341     $164,852       8      $274,341   $201,348  Capital expend. shows $72,993 non-recurring for conversion of retail space to multifamily. CF incr'd after $36,496 adjust for
                                                                 1-time cap ex that had been ann'd. No NOI change.
  59     $257,431     $245,561       9      $257,431   $245,561
  60     $160,627     $160,627       5      $160,627   $160,627  Recently completed project, just reaching stabilization.
                                                                 Underwriter does not include value of undeveloped land valued by appraisal at $300,000.
------------------------------------------------------------------------------------------------------------------------------------
  61     $206,712     $206,712       9      $206,712   $206,712  YTD 95 NOI does not reflect increased rent begining 6/1/95.
  62     $171,926     $171,926       5                           New lease effective 9/1/95 with rent of $5.44 per sq. ft. YTD '95 based upon company performance.
  63     $298,049     $224,361      12      $298,050   $224,361  Extensive renovation work in 94 including $82,532 for landscaping, carpeting, parking lot.
  64     $233,772     $231,607      12      $233,772   $231,607  1994 NOI includes $29,301 paid for 1993 taxes.
  65     $318,228     $309,768       6      $318,228   $309,768
------------------------------------------------------------------------------------------------------------------------------------
  66     $170,907     $170,907       6      $170,907   $170,907
  67     $240,614     $208,653       7      $240,614   $208,653
  68     $245,073     $195,896       9      $245,073   $195,896  Spent $59,386 in 1994 on leasing commissions and tenant improvements for all three tenants.
  69     $187,885     $187,885      12      $187,885   $187,885
  70     $214,161     $159,160       9      $214,161   $214,161  CF incr'd after a $7,500 adjust. for leasing commissions and a
                                                                 $47,501 adjust. for 1-time capital repairs.  No change to NOI.
------------------------------------------------------------------------------------------------------------------------------------
  71     $172,315     $172,315       9      $172,315   $172,315
  72     $218,156     $218,156       8      $218,156   $218,156  General Ledger sheets as of 8/31/95
  73     $176,329     $176,329      12      $176,329   $176,329
  74     $142,809     $101,997      12      $142,809   $101,997  YTD cash flow $40,438 in refinancing costs.
  75                                                             MCF underwritten cash flow utilizes average effective rent over the term of the lease. Single tenant building with a new 10 year lease that started 6/95 and expires 5/05.
------------------------------------------------------------------------------------------------------------------------------------
  76     $135,570     $135,570      12      $135,570   $135,570
  77     $133,915     $133,915      10      $133,915   $133,915
  78     $151,084     $136,969       9      $151,084   $136,969
  79     $169,934     $158,057      10      $169,934   $158,057  Borrower purchased property 6/1/94 therefore no full year '94 NOI and cash flow are available.
  80                                                             Accumulating $35,000 over 5 years for retaining wall plus
                                                                 $500/month over the term for capital repairs.  Single tenant net lease.  No historical statements.
------------------------------------------------------------------------------------------------------------------------------------
  81     $104,382     $ 92,555       8      $104,382   $ 92,555  Annualized YTD cash flow includes $11,827 for legal and closing costs due to actual expenditures of $7,885 for first 8 months.
  82     $103,011     $103,011       7      $115,011   $115,011  NOI & CF incr'd after a $12,000 adjustment for excess management fees.
  83     $137,637     $ 44,501       9      $137,637   $ 44,501  YTD NOI is net of full year taxes. YTD CF is net of $57,856 in non-recurring costs for ust tank pull, legal fees, points, + other loan closing costs.
  84     $ 88,681     $ 51,837       7      $ 88,681   $ 67,189  $21,493 for drapes, carpet, paving and appliances in 1995. CF incr'd after $15,352 adjust. for these 1-time cap expenditures that had been annualized. No change to NOI.
  85     $ 89,137     $ 89,137       9      $107,005   $107,005  1994 CF reflects $21,623 in capital improvements.  1995 CF incr'd after $17,868 adjust. for 1-time cap ex that had been included in repairs & maint.
------------------------------------------------------------------------------------------------------------------------------------


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE D -- MORTGAGE LOAN TERMS

                                                                          ORIGINAL
LOAN   PROPERTY NAME                    ORIGINAL  CUT-OFF DATE  INTEREST     AMORT     TERM      MAT.  REMAIN.  REMAIN.      BALLOON
   #                                     BALANCE       BALANCE      RATE      TERM  TO MAT.      DATE   AMORT.     TERM      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   1   Star Markets - Cambridge       $8,250,000    $8,250,000    8.590%       300      180    1/1/11     300       180   $5,377,493
   2   Star Markets - Quincy          $8,115,800    $8,115,800    8.590%       300      180    1/1/11     300       180   $5,290,020
   3   3307 M Street NW               $7,400,000    $7,400,000    8.750%       240      240   11/1/15     239       239           $0
   4   Ceasar Figoni Properties       $6,925,070    $6,737,984    8.350%       300      144   11/1/05     275       119   $5,230,738
   5   2982 Grand Avenue              $6,550,000    $6,550,000    8.510%       420      120   12/1/05     420       120   $6,076,140
------------------------------------------------------------------------------------------------------------------------------------
   6   Mountain Creek Manor           $6,500,000    $6,493,254    8.080%       300       84   11/1/02     299        83   $5,741,367
   7   Gottschalks - Palmdale         $6,075,000    $6,064,807    9.390%       300      180   10/1/10     298       178   $4,085,008
   8   Garden Ridge                   $5,500,000    $5,500,000    8.050%       180       84    1/1/03     180        84   $3,722,592
   9   Mack Park Apartments           $5,350,000    $5,350,000    7.890%       300       84   12/1/02     300        84   $4,710,593
  10   Park Villa Apartments          $4,750,000    $4,750,000    7.900%       300       60   11/1/00     300        60   $4,377,978
------------------------------------------------------------------------------------------------------------------------------------
  11   Spruce Financial Center        $4,500,000    $4,500,000    8.570%       300      144    1/1/08     300       144   $3,421,855
  12   Gottschalks - Yuba City        $4,470,000    $4,462,500    9.390%       300      180   10/1/10     298       178   $3,005,759
  13   Hydronautics Facility          $4,400,000    $4,390,017    8.200%       204      204   11/1/12     203       203           $0
  14   Gottschalks - Eureka           $4,355,000    $4,351,262    9.230%       300      180   11/1/10     299       179   $2,910,742
  15   BJ's Wholesale Club            $4,000,000    $4,000,000    8.420%       240      192   11/1/11     240       192   $1,402,271
------------------------------------------------------------------------------------------------------------------------------------
  16   Three Frank's Nursery &
         Crafts Stores                $3,918,750    $3,912,349    8.310%       240      120   11/1/05     239       119   $2,727,296
  17   Stafford Plaza Shopping
         Center                       $3,900,000    $3,900,000    8.770%       300      144   12/1/07     300       144   $2,983,371
  18   Riverdale Shopping Center      $3,900,000    $3,887,575    9.240%       276      180    9/1/10     273       177   $2,310,655
  19   Lafourche Plaza Shopping Ctr   $3,750,000    $3,750,000    8.650%       216      120   12/1/05     216       120   $2,370,633
  20   The Bristol House Gracious
         Retirement Living            $3,696,500    $3,692,738    8.200%       300       84   11/1/02     299        83   $3,271,518
------------------------------------------------------------------------------------------------------------------------------------
  21   Westwood Center II             $3,600,000    $3,593,489    8.940%       300      120   10/1/05     298       118   $2,974,501
  22   Corona Food 4 Less             $3,425,000    $3,421,571    8.300%       300      180   11/1/10     299       179   $2,206,253
  23   Kingswood Apartments           $3,350,000    $3,350,000    7.890%       300       84   12/1/02     300        84   $2,949,624
  24   Kash N' Karry Store # 725      $3,225,000    $3,217,094    9.570%       300      179    8/1/10     297       176   $2,194,035
  25   Kash N' Karry Store # 733      $3,195,000    $3,187,168    9.570%       300      179    8/1/10     297       176   $2,173,626
------------------------------------------------------------------------------------------------------------------------------------
  26   Kash N' Karry Store # 720      $3,037,500    $3,030,054    9.570%       300      179    8/1/10     297       176   $2,066,475
  27   Comfort Inn                    $3,000,000    $2,975,580    9.930%       240      180    6/1/10     234       174   $1,358,232
  28   Rialto Food-4-Less             $2,943,000    $2,937,407    8.640%       300      180   10/1/10     298       178   $1,922,155
  29   Seaport Manor *                $5,915,000    $2,888,661    9.550%       234      234   12/1/14     228       228           $0
  30   Food 4 Less Supermarket        $2,800,000    $2,800,000    8.250%       240      120   12/1/05     240       120   $1,945,155
------------------------------------------------------------------------------------------------------------------------------------
  31   McPherron Properties           $2,800,000    $2,795,102    9.140%       300      120   10/1/05     298       118   $2,324,099
  32   Lost River Apartments          $2,800,000    $2,789,889    9.100%       264      180    9/1/10     261       177   $1,522,821
  33   Leparc Apartments              $2,700,000    $2,700,000    8.990%       300      120   12/1/05     300       120   $2,233,446
  34   Live Oaks Center               $2,700,000    $2,695,213    9.060%       300      144   10/1/07     298       142   $2,082,955
  35   Union Plaza Office Building    $2,600,000    $2,593,679    9.620%       300      180    9/1/10     297       177   $1,763,353
------------------------------------------------------------------------------------------------------------------------------------
  36   Santa Monica Plaza             $2,500,000    $2,500,000    8.730%       300      144   12/1/07     300       144   $1,910,152
  37   Highland Square Shopping
         Center                       $2,400,000    $2,395,946    9.350%       300      144    9/6/07     298       142   $1,866,807
  38   Meadowbrook Mobile Home Park   $2,360,000    $2,360,000    8.310%       240       84   12/1/02     240        84   $1,922,764
  39   University Village
         Apartments                   $2,250,000    $2,250,000    8.900%       300       84   11/1/02     300        84   $2,013,321
  40   Univax Building                $2,250,000    $2,250,000    9.700%       180      180   11/1/10     179       179           $0
------------------------------------------------------------------------------------------------------------------------------------
  41   Parkway Place                  $2,200,000    $2,196,113    9.080%       300      144   10/1/07     298       142   $1,698,198
  42   Town Center                    $2,135,000    $2,131,284    9.170%       300      120   10/1/05     298       118   $1,773,327
  43   Fairmount Centre               $2,137,500    $2,129,889    9.080%       300      120    8/1/05     296       116   $1,771,787
  44   Mason Creek Center             $2,025,000    $2,023,194    9.000%       300      144   11/1/07     299       143   $1,559,515
  45   Andover Retail                 $2,025,000    $2,020,044    9.580%       300      180    9/1/10     297       177   $1,371,353
------------------------------------------------------------------------------------------------------------------------------------


* Seaport Manor shows a total original loan amount of $5.915 million but has a participation in this pool of only $2.915 million, with a computed prospectus balance of $2,888,661.26. The PSSFC 1995-C1 contained the remainder of the total loan amount.

Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE D -- MORTGAGE LOAN TERMS

                                                                          ORIGINAL
LOAN   PROPERTY NAME                    ORIGINAL  CUT-OFF DATE  INTEREST     AMORT     TERM      MAT.  REMAIN.  REMAIN.      BALLOON
   #                                     BALANCE       BALANCE      RATE      TERM  TO MAT.      DATE   AMORT.     TERM      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  46   Candelaria Industrial          $1,900,000    $1,900,000     8.720%      240      144   12/1/07     240       144   $1,155,032
  47   Westridge Office Park          $1,900,000    $1,900,000     8.800%      300      144   12/1/07     300       144   $1,454,725
  48   U-Store                        $1,900,000    $1,900,000     9.010%      240      180   12/1/10     240       180     $823,910
  49   CVS Plaza                      $1,755,000    $1,753,395     8.850%      300      144   11/1/07     299       143   $1,345,685
  50   Chicago Financial Center       $1,700,000    $1,700,000     8.840%      300      144   12/1/07     300       144   $1,303,130
------------------------------------------------------------------------------------------------------------------------------------
  51   Sunbelt Beverage Company       $1,700,000    $1,695,280     8.450%      180      180   11/1/10     179       179           $0
  52   Bering Village Shopping
         Center                       $1,680,000    $1,673,009     9.660%      240      180    9/1/10     236       177     $751,217
  53   Stonecrest Apartments          $1,675,000    $1,669,020     9.180%      264      180    9/1/10     261       177     $914,177
  54   Rowland Heights Auto Center    $1,650,000    $1,650,000     9.390%      192      192   12/1/11     192       192           $0
  55   Lakewood Apartments            $1,500,000    $1,500,000     8.370%      300      180   12/1/10     300       180     $969,027
------------------------------------------------------------------------------------------------------------------------------------
  56   Walden Oaks Healthcare Center  $1,500,000    $1,497,664     8.690%      240      180   11/1/10     239       179     $640,438
  57   Gerald Adams Properties        $1,495,500    $1,495,500     8.620%      240      144   12/1/07     240       144     $905,788
  58   Lightning Creek Shopping
         Center & Apts                $1,450,000    $1,446,522     9.700%      300      180    9/1/10     297       177     $986,303
  59   Macarthur Mills Office Park    $1,415,000    $1,410,158     9.320%      300      120    8/1/05     296       116   $1,179,246
  60   Seagrass Cove Apartments       $1,400,000    $1,400,000     9.240%      300      121    9/1/05     296       117   $1,161,655
------------------------------------------------------------------------------------------------------------------------------------
  61   Wickes Furniture               $1,400,000    $1,381,505     9.170%      240      180    7/1/10     235       175     $611,759
  62   815 South Main Street          $1,350,000    $1,346,450     9.150%      300      144    9/1/07     297       141   $1,044,165
  63   Holly Hills Apartments         $1,325,000    $1,325,000     8.150%      180      180   12/1/10     180       180           $0
  64   Oak Creek Apartments           $1,325,000    $1,323,792     8.870%      300      180   11/1/10     299       179     $873,331
  65   The Centers III                $1,300,000    $1,300,000     8.690%      300      144   12/1/07     300       144     $992,098
------------------------------------------------------------------------------------------------------------------------------------
  66   Loveland Plaza Mobile Home
         Park                         $1,300,000    $1,300,000     8.310%      240       84   12/1/02     240        84   $1,059,150
  67   Mark VI Apartments             $1,275,000    $1,275,000     8.920%      300      144   12/1/07     300       144     $979,638
  68   8435-8447 Canoga  Avenue       $1,250,000    $1,244,609     9.380%      240      144    9/1/07     237       141     $778,138
  69   Ridgmar Manor Apartments       $1,200,000    $1,198,856     8.600%      300      180   11/1/10     299       179     $782,496
  70   Wellington Apartments          $1,150,000    $1,150,000     8.900%      300      120   12/1/05     300       120     $949,309
------------------------------------------------------------------------------------------------------------------------------------
  71   National Self Storage - Alb-4  $1,152,000    $1,147,446    10.060%      240      180    9/1/10     237       177     $524,656
  72   Doug's Storage                 $1,100,000    $1,086,299     9.830%      180      180    7/1/10     175       175           $0
  73   Abilene Village Shopping
         Center                       $1,050,000    $1,050,000     8.800%      300      144   12/1/07     300       144     $803,927
  74   Stratford Manor Apartments     $1,000,000      $995,014     8.410%      300      120    7/1/05     295       115     $815,921
  75   Genesis Medical Center           $925,000      $921,584     8.860%      300      144    8/1/07     296       140     $709,472
------------------------------------------------------------------------------------------------------------------------------------
  76   Witmer Industrial Estate         $900,000      $899,163     8.750%      300      144   11/1/07     299       143     $688,063
  77   April Lane Commerce Park         $900,000      $898,380     8.970%      300      144   10/1/07     298       142     $692,515
  78   Windfern Industrial Park         $850,000      $850,000     8.790%      300      180   12/1/10     300       180     $558,485
  79   Hillsborough Office Building     $825,000      $825,000     8.470%      300      180   12/1/10     300       180     $535,145
  80   Walgreens Plaza                  $790,000      $787,315     9.360%      300      180    8/1/10     296       176     $530,619
------------------------------------------------------------------------------------------------------------------------------------
  81   Greenhouse Apartments            $750,000      $748,008     9.090%      300      144    9/1/07     297       141     $579,097
  82   Maplewood Auto Mall              $740,000      $736,924     9.670%      240      144    9/1/07     237       141     $465,338
  83   Goffstown Village Apartments     $725,000      $722,490     9.250%      300       96    8/1/03     300        92     $637,297
  84   Chestnut Square Apartments       $650,000      $648,360     9.400%      300      120    9/1/05     297       117     $542,662
  85   Lyn Village Apartments           $600,000      $597,762     8.800%      300      144    8/1/07     296       140     $459,387
------------------------------------------------------------------------------------------------------------------------------------


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION             DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE E -- PREPAYMENT PREMIUM


----------------------------------------------------------------------------------------------------------------------------------
                                                                         YIELD      PREPAYMENT  PENALTY PERIOD
                                           CUT-OFF DATE   LOCKOUT  MAINTENANCE  PENALTY DURING    FOLLOWING YM
LOAN #  PROPERTY NAME                           BALANCE    PERIOD       PERIOD              YM      (IN YEARS)  % PENALTY AFTER YM
----------------------------------------------------------------------------------------------------------------------------------
     1  Star Markets - Cambridge             $8,250,000         0           10           5.00%              4         5%,4%,3%,2%
     2  Star Markets - Quincy                $8,115,800         0           10           5.00%              4         5%,4%,3%,2%
     3  3307 M Street NW                     $7,400,000         5        14.75           1.00%              0                   0
     4  Ceasar Figoni Properties             $6,737,984         3            8           1.00%              0                   0
     5  2982 Grand Avenue                    $6,550,000         0            3           5.00%              5      5%,4%,3%,2%,1%
----------------------------------------------------------------------------------------------------------------------------------
     6  Mountain Creek Manor                 $6,493,254         0            6           5.00%              0                   0
     7  Gottschalks - Palmdale               $6,064,807         0           10           5.00%              0                   0
     8  Garden Ridge                         $5,500,000         0            5           5.00%              0                   0
     9  Mack Park Apartments                 $5,350,000         0            5           5.00%              1                   5
    10  Park Villa Apartments                $4,750,000         0            4           5.00%            0.5                   1
----------------------------------------------------------------------------------------------------------------------------------
    11  Spruce Financial Center              $4,500,000         0            8           5.00%              3            3%,2%,1%
    12  Gottschalks - Yuba City              $4,462,500         0           10           5.00%              0                   0
    13  Hydronautics Facility                $4,390,017         4           13           1.50%              0                   0
    14  Gottschalks - Eureka                 $4,351,262         0           10           5.00%              0                   0
    15  BJ's Wholesale Club                  $4,000,000         5        10.75           2.00%              0
----------------------------------------------------------------------------------------------------------------------------------
    16  Three Frank's Nursery & Crafts
        Stores                               $3,912,349         0          9.5           1.00%              0                   0
    17  Stafford Plaza Shopping Center       $3,900,000         0            4           5.00%              5      5%,4%,3%,2%,1%
    18  Riverdale Shopping Center            $3,887,575         0           10           5.00%            4.5      5%,4%,3%,2%,1%
    19  Lafourche Plaza Shopping Ctr         $3,750,000         0            3           5.00%              5      5%,4%,3%,2%,1%
    20  The Bristol House Gracious
        Retirement Living                    $3,692,738         0            6           5.00%              0                   0
----------------------------------------------------------------------------------------------------------------------------------
    21  Westwood Center II                   $3,593,489         0            3           5.00%              5      5%,4%,3%,2%,1%
    22  Corona Food 4 Less                   $3,421,571         0           10           5.00%              0                   0
    23  Kingswood Apartments                 $3,350,000         0            5           5.00%              1                   5%
    24  Kash N' Karry Store # 725            $3,217,094         0           10           5.00%            4.5      5%,4%,3%,2%,1%
    25  Kash N' Karry Store # 733            $3,187,168         0           10           5.00%            4.5      5%,4%,3%,2%,1%
----------------------------------------------------------------------------------------------------------------------------------
    26  Kash N' Karry Store # 720            $3,030,054         0           10           5.00%            4.5      5%,4%,3%,2%,1%
    27  Comfort Inn                          $2,975,580         0            0           0.00%              5      5%,4%,3%,2%,1%
    28  Rialto Food-4-Less                   $2,937,407         0           10           5.00%              0                   0
    29  Seaport Manor                        $2,888,661         0           10           5.00%              5      5%,4%,3%,2%,1%
    30  Food 4 Less Supermarket              $2,800,000         0            3           5.00%              5      5%,4%,3%,2%,1%
----------------------------------------------------------------------------------------------------------------------------------
    31  McPherron Properties                 $2,795,102         0            3           5.00%              5      5%,4%,3%,2%,1%
    32  Lost River Apartments                $2,789,889         0            5           5.00%              5      5%,4%,3%,2%,1%
    33  Leparc Apartments                    $2,700,000         0            5           1.00%           4.75      5%,4%,3%,2%,1%
    34  Live Oaks Center                     $2,695,213         0            4           5.00%              5      5%,4%,3%,2%,1%
    35  Union Plaza Office Building          $2,593,679         0            5           5.00%              5      5%,4%,3%,2%,1%
----------------------------------------------------------------------------------------------------------------------------------
    36  Santa Monica Plaza                   $2,500,000         0           12           0.00%              0                   0
    37  Highland Square Shopping Center      $2,395,946         0            4           5.00%              5      5%,4%,3%,2%,1%
    38  Meadowbrook Mobile Home Park         $2,360,000         0            2           5.00%              0                   0
    39  University Village Apartments        $2,250,000         0            6           5.00%              0                   0
    40  Univax Building                      $2,250,000         5           10           2.00%              0
----------------------------------------------------------------------------------------------------------------------------------
    41  Parkway Place                        $2,196,113         0            4           5.00%              5      5%,4%,3%,2%,1%
    42  Town Center                          $2,131,284         0            5           5.00%              4         4%,3%,2%,1%
    43  Fairmount Centre                     $2,129,889         0            3           5.00%              5      5%,4%,3%,2%,1%
    44  Mason Creek Center                   $2,023,194         0            4           5.00%              5      5%,4%,3%,2%,1%
    45  Andover Retail                       $2,020,044         0            5           5.00%              5      5%,4%,3%,2%,1%
----------------------------------------------------------------------------------------------------------------------------------

         * Seaport Manor shows a total original loan amount of $5.915 million but has a participation in this pool of only $2.915 million, with a computed prospectus balance of $2,888,661.26. The PSSFC95 - C1 contained the remainder of the total loan amount.

         Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION           DATED: 12/10/1995
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2

INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE E -- PREPAYMENT PREMIUM


                                                                          YIELD      PREPAYMENT  PENALTY PERIOD
                                            CUT-OFF DATE   LOCKOUT  MAINTENANCE  PENALTY DURING    FOLLOWING YM
LOAN #  PROPERTY NAME                            BALANCE    PERIOD       PERIOD              YM      (IN YEARS)   % PENALTY AFTER YM
------------------------------------------------------------------------------------------------------------------------------------

    46  Candelaria Industrial                 $1,900,000         0         5            5.00%               5         5%,4%,3%,2%,1%
    47  Westridge Office Park                 $1,900,000         0        10            5.00%               0                      0
    48  U-Store                               $1,900,000         0         5            5.00%               5         5%,4%,3%,2%,1%
    49  CVS Plaza                             $1,753,395         0         4            5.00%               5         5%,4%,3%,2%,1%
    50  Chicago Financial Center              $1,700,000         0         4            5.00%               5         5%,4%,3%,2%,1%
    51  Sunbelt Beverage Company              $1,695,280         4        11            1.50%               0
    52  Bering Village Shopping Center        $1,673,009         0         5            5.00%               5         5%,4%,3%,2%,1%
    53  Stonecrest Apartments                 $1,669,020         0         5            5.00%               5         5%,4%,3%,2%,1%
    54  Rowland Heights Auto Center           $1,650,000         0         5            5.00%               5         5%,4%,3%,2%,1%
    55  Lakewood Apartments                   $1,500,000         0         7            5.00%               4            5%,4%,3%,2%
    56  Walden Oaks Healthcare Center         $1,497,664         0        10            5.00%               0                      0
    57  Gerald Adams Properties               $1,495,500         0         4            5.00%               5         5%,4%,3%,2%,1%
    58  Lightning Creek Shopping
          Center & Apts                       $1,446,522         0         5            5.00%               5         5%,4%,3%,2%,1%
    59  Macarthur Mills Office Park           $1,410,158         0         3            5.00%               5         5%,4%,3%,2%,1%
    60  Seagrass Cove Apartments              $1,400,000         0         5            1.00%           4.333       5%(last 4 months
                                                                                                                      of year 2000),
                                                                                                                      4%,3%,2%,1%
    61  Wickes Furniture                      $1,381,505         0         5            5.00%               5         5%,4%,3%,2%,1%
    62  815 South Main Street                 $1,346,450         0         4            5.00%               5         5%,4%,3%,2%,1%
    63  Holly Hills Apartments                $1,325,000         0         7            5.00%               7   5%,5%,5%,4%,3%,2%,1%
    64  Oak Creek Apartments                  $1,323,792         0         8            5.00%               5         5%,4%,3%,2%,1%
    65  The Centers III                       $1,300,000         0         4            5.00%               5         5%,4%,3%,2%,1%
    66  Loveland Plaza Mobile Home Park       $1,300,000         0         2            5.00%               0                     0
    67  Mark VI Apartments                    $1,275,000         0         4            5.00%               6                 332211
    68  8435-8447 Canoga  Avenue              $1,244,609         0         4            5.00%               5         5%,4%,3%,2%,1%
    69  Ridgmar Manor Apartments              $1,198,856         0        10            5.00%               0                      0
    70  Wellington Apartments                 $1,150,000         0         3            5.00%               5         5%,4%,3%,2%,1%
    71  National Self Storage - Alb-4         $1,147,446         0         5            5.00%               5         5%,4%,3%,2%,1%
    72  Doug's Storage                        $1,086,299         0         5            5.00%               5         5%,4%,3%,2%,1%
    73  Abilene Village Shopping Center       $1,050,000         0         4            5.00%               5         5%,4%,3%,2%,1%
    74  Stratford Manor Apartments            $  995,014         0         3            5.00%               5         5%,4%,3%,2%,1%
    75  Genesis Medical Center                $  921,584         0         4            5.00%               5         5%,4%,3%,2%,1%
    76  Witmer Industrial Estate              $  899,163         0         4            5.00%               5         5%,4%,3%,2%,1%
    77  April Lane Commerce Park              $  898,380         0         4            5.00%               5         5%,4%,3%,2%,1%
    78  Windfern Industrial Park              $  850,000         0         5            5.00%               4                   5432
    79  Hillsborough Office Building          $  825,000         0         7            5.00%               5         5%,4%,3%,2%,1%
    80  Walgreens Plaza                       $  787,315         0         5            5.00%               5         5%,4%,3%,2%,1%
    81  Greenhouse Apartments                 $  748,008         0         4            5.00%               5         5%,4%,3%,2%,1%
    82  Maplewood Auto Mall                   $  736,924         0         4            5.00%               5         5%,4%,3%,2%,1%
    83  Goffstown Village Apartments          $  722,490         0         6            1.00%               1                      1
    84  Chestnut Square Apartments            $  648,360         0         3            5.00%               5         5%,4%,3%,2%,1%
    85  Lyn Village Apartments                $  597,762         0         4            5.00%               5         5%,4%,3%,2%,1%

         Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2


   INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

   PRELIMINARY COLLATERAL TERM SHEET

   TABLE F -- RETAIL SUBCATEGORIES

   ---------------------------------------------------------------------------------------------------------
                                                                                                CUT-OFF DATE
   LOAN #      PROPERTY NAME                                  RETAIL SUB CATEGORIES                  BALANCE
   ---------------------------------------------------------------------------------------------------------
        1      Star Markets-Cambridge                         Food (Neighborhood *)               $8,250,000
        2      Star Markets-Quincy                            Food (Community)                    $8,115,800
        3      3307 M Street                                  Office/Retail/Multifamily           $7,400,000
        5      2982 Grand Avenue                              Apparel/Entertainment               $6,550,000
        7      Gottschalk's - Antelope Valley Mall, Palmdale  Department (Anchor - super-
                                                                regional mall *)                  $6,064,807
        8      Garden Ridge                                   Specialty (Stand-alone adjacent
                                                                to a super-regional mall)         $5,500,000
       12      Gottschalks - The Mall at Yuba City            Department (Anchor -
                                                                regional mall)                    $4,462,500
       14      Gottschalk's - Bayshore Mall, Eureka           Department (Anchor -
                                                                regional mall *)                  $4,351,262
       15      BJ's Wholesale Club                            General merchandise
                                                                (Stand-alone *)                   $4,000,000
       16      3 Frank's Nursery & Crafts Stores              Garden (mostly stand-alone)         $3,912,349
       17      Stafford Plaza Shopping Center                 Community                           $3,900,000
       18      Riverdale Shopping Center                      Community *                         $3,887,575
       19      Lafourche Plaza Shopping Ctr                   Food (Community - anchored *)       $3,750,000
       21      Westwood Center II                             Retail/Office                       $3,593,489
       22      Corona Food 4 Less                             Food (Community - anchored *)       $3,421,571
       24      Kash N' Karry Store # 725                      Food (Neighborhood - anchored *)    $3,217,094
       25      Kash N' Karry Store # 733                      Food (Stand-alone *)                $3,187,168
       26      Kash N' Karry Store # 720                      Food (Community - anchored *)       $3,030,054
       28      Rialto Food-4-Less                             Food (stand-alone building, part
                                                                of anchored Community*)           $2,937,407
       30      Food 4 Less Supermarket                        Food (Stand-alone *)                $2,800,000
       36      Santa Monica Plaza                             Neighborhood                        $2,500,000
       37      Highland Square Shopping Center                Community                           $2,395,946
       42      Town Center                                    Community                           $2,131,284
       43      Fairmount Centre                               Neighborhood                        $2,129,889
       44      Mason Creek Center                             Neighborhood *                      $2,023,194
       45      Andover Retail                                 Apparel/Furniture                   $2,020,044
       49      CVS Plaza                                      Drug/Neighborhood                   $1,753,395
       52      Bering Village Shopping Center                 Neighborhood                        $1,673,009
       54      Rowland Heights Auto Center                    Automotive                          $1,650,000
       58      Lightning Creek Shopping Center & Apts         Multifamily/Retail                  $1,446,522
       61      Wickes Furniture                               Furniture (Stand-alone *)           $1,381,505
       73      Abilene Village Shopping Center                Neighborhood                        $1,050,000
       80      Walgreens Plaza                                Drug (Stand-alone *)                  $787,315
       82      Maplewood Auto Mall                            Automotive                            $736,924
   ---------------------------------------------------------------------------------------------------------

               * Retail category as listed in NRB Shopping Center Directory,
                 36th Edition 1996.

               ------------------------------------------------------------------------------
               TYPE OF RETAIL                                       % OF CUT-OFF DATE BALANCE
               ------------------------------------------------------------------------------

               Auto                                                         1.07%
               Community                                                    5.51%
               Neighborhood                                                 4.19%
               Department Store                                             6.65%
               Drug                                                         1.14%
               Food                                                        17.31%
               Apparel/Home & Garden/Entertainment                          6.20%
               Mixed - office/multifamily/retail                            5.56%
               Specialty                                                    2.46%
               General Merchandise                                          1.79%
               ------------------------------------------------------------------------------

   Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
   OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION              DATED: 12/10/95
MIDLAND COMMERCIAL FINANCING CORP. (SELLER)
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1995-MCF2


INVESTOR PRELIMINARY COMPUTATIONAL MATERIALS

TABLE H -- LOANS WITH 7- AND 5-YEAR BALLOONS

-------------------------------------------------------------------------------------------------------------------------------
                                                         COMPUTED                                           APPRAISED
  LOAN                                                 PROSPECTUS     BALLOON                    APPRAISED    BALLOON  ORIGINAL
     #  PROPERTY NAME                                     BALANCE     BALANCE  PROPERTY TYPE           LTV        LTV  MATURITY
-------------------------------------------------------------------------------------------------------------------------------

     6  Mountain Creek Manor                           $6,493,254  $5,741,367  Congregate Care      57.46%     50.81%        84
     8  Garden Ridge                                   $5,500,000  $3,722,592  Retail               60.11%     40.68%        84
     9  Mack Park Apartments                           $5,350,000  $4,710,593  Multifamily          73.29%     64.53%        84
    20  The Bristol House Gracious Retirement Living   $3,692,738  $3,271,518  Congregate Care      72.41%     64.15%        84
-------------------------------------------------------------------------------------------------------------------------------
    23  Kingswood Apartments                           $3,350,000  $2,949,624  Multifamily          69.29%     61.01%        84
    38  Meadowbrook Mobile Home Park                   $2,360,000  $1,922,764  Mobile Home Park     51.30%     41.80%        84
    39  University Village Apartments                  $2,250,000  $2,013,321  Multifamily          80.36%     71.90%        84
    66  Loveland Plaza Mobile Home Park                $1,300,000  $1,059,150  Mobile Home Park     62.65%     51.04%        84
    10  Park Villa Apartments                          $4,750,000  $4,377,978  Multifamily          70.90%     65.34%        60
-------------------------------------------------------------------------------------------------------------------------------
                                                      $35,045,991


Prospective investors are advised to read carefully, and should rely solely on, the preliminary prospectus supplement, final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Preliminary Collateral Term Sheet ("Collateral Term Sheet") does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in and will be superseded fully by, the descriptions of the collateral in the final prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Prudential Securities Incorporated ("Prudential") believes to be reliable, Prudential makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and review fully the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                       PRUDENTIAL SECURITIES INCORPORATED